This CD ROM contains an electronic version of appraisals for the Mortgaged Properties in PDF format and forms part of the paper version of the Prospectus Supplement. The information contained in this CD ROM does not appear elsewhere in paper form in this Prospectus Supplement and must be considered as part of, and together with, the information contained elsewhere in this Prospectus Supplement and the Prospectus. The information contained in this CD ROM has been filed by the Seller with the Securities and Exchange Commission as part of a Current Report on Form 8-K, which is incorporated by reference in this Prospectus Supplement, and is also available through the public reference branch of the Securities and Exchange Commission. Defined terms used in this CD ROM but not otherwise defined therein shall have the respective meanings assigned to them in the paper portion of the Prospectus Supplement and the Prospectus. All of the information contained in this CD ROM is subject to the same limitations and qualifications contained in this Prospectus Supplement and the Prospectus. Prospective investors are strongly urged to read the paper portion of this Prospectus Supplement and the Prospectus in its entirety prior to accessing this CD ROM. If this CD ROM was not received in a sealed package, there can be no assurances that it remains in its original format and should not be relied upon for any purpose. Prospective investors may contact J. Theodore Borter of Goldman, Sachs Co. at (212)902-3857 to receive an original copy of the CD ROM.

                    COMPLETE APPRAISAL OF
                    REAL PROPERTY

                    Existing Office/Research and Development Building 19925 Stevens Creek Boulevard
                    Cupertino, Santa Clara County, California




                                    CUSHMAN &
                                  WAKEFIELD(R)
                           ---------------------------
                           VALUATION ADVISORY SERVICES
                           ---------------------------

                    ------------------------------------------------------------

                    COMPLETE APPRAISAL OF
                    REAL PROPERTY

                    Existing Office/Research and Development Building 19925 Stevens Creek Boulevard
                    Cupertino, Santa Clara County, California



                    IN A SUMMARY REPORT

                    As of July 26, 1996


                    Prepared For:

                    GMAC Commercial Mortgage Corporation
                    650 Dresher Road
                    Horsham, PA 19044~8015




                    Prepared By:

                    Cushman & Wakefield of California, Inc.
                    Valuation Advisory Services
                    2055 Gateway Place
                    Suite 550
                    San Jose, California 95070

Cushman & Wakefield of California, Inc.
2055 Gatewav Place, Suite 550                                          CUSHMAN &
San Jose, CA 95110-1068                                             WAKEFIELD(R)
Tel: (408) 436-5500
Fax: (408) 437~9129



August 2, 1996

Ms. Avis Tsuya
Senior Underwriter
GMAC COMMERCIAL MORTGAGE CORPORATION
650 Dresher Road
Horsham, PA 19044-8015

RE:  Appraisal of Real Property
     Existing Office/Research and Development Building
     19925 Stevens Creek Boulevard
     Cupertino, Santa Clara County, California

Dear Ms. Tsuya:

     In fulfillment of our agreement as outlined in the Letter of Engagement, Cushman & Wakefield of California, Inc. is pleased to transmit our summary report estimating the market value of the leased fee estate in the referenced property.

     As specified in the Letter of Engagement, the value opinion reported below is qualified by certain assumptions, limiting conditions, certifications, and definitions, which are set forth in the report. We specifically call your attention to the following special assumptions:

     1) We were provided with the leases and a rent roll which stated the net rentable area of the building. However, building plans were not provided. Further, the leases and rent roll were not consistent with one another. Therefore, the net rentable area was obtained from the most recent rent roll. As a result, any deviation from the stated building size (rent roll) could impact the value conclusions contained herein.

     This is a complete appraisal prepared in accordance with the Uniform Standards of Professional Appraisal Practice of The Appraisal Foundation. The results of the appraisal are being conveyed in a Summary Report format according to our agreement. Because this is a summary report, the level of detail of presentation is less than that found in a self-contained report.

     This report was prepared for GMAC Mortgage Corporation and it is intended only for the specified use of said Client. It may not be distributed to or relied upon by other persons or entities without written permission of the Appraiser.

Ms. Tsuya
Page 2
August 2, 1996


     The property was inspected by and the report was prepared by George J. Geranios. Kenneth E. Matlin, MAI has reviewed the report and is in concurrence with the findings herein.

     As a result of our analysis, we have formed an opinion that the market value of the leased fee estate in the subject property, subject to the assumptions, limiting conditions, certifications, and definitions, as of July 26, 1996 was:


                  TWELVE MILLION EIGHT HUNDRED THOUSAND DOLLARS
                                   $12,800,000

     The preceding estimate of market value is based upon a forecasted marketing period of approximately six to nine months, which we believe (through a review of recent investment building sale activity, as well as with conversations with local industrial/investment brokers) is reasonably representative for this product type.

     This letter is invalid as an opinion of value if detached from the report, which contains the text, exhibits, and an Addenda.


Respectfully submitted,


CUSHMAN & WAKEFIELD OF CALIFORNIA, INC.


/s/  George J. Geranios
     ---------------------------
     George J. Geranios
     Valuation Advisory Services
     Certification No. AG011942


/s/  Kenneth E. Marlin
     ---------------------------
     Kenneth E. Marlin, MAI
     Managing Director
     Valuation Advisory Services
     Certification No. AGO02022


                                                                       CUSHMAN &
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                                                     VALUATION ADVISORY SERVICES
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


                                   SUMMARY OF SALIENT FACTS AND CONCLUSIONS
================================================================================

Property Name:                            Existing Office/Research and
                                          Development Building

Location:                                 The subject property is located on an
                                          interior parcel along the northerly
                                          side of Stevens Creek Boulevard in
                                          Cupertino, California. The building's
                                          street address is 19925 Stevens Creek
                                          Boulevard, Cupertino, Santa Clara
                                          County, California.

Assessor's Parcel Number:                 316-21-089

Interest Appraised:                       Leased fee estate

Date of Value:                            July 26, 1996

Date of Inspection:                       July 26, 1996

Ownership:                                WHC-One Investors LP

Land Area:                                4.485 acres or 195,370 square feet

1995 96 Property Assessment
  Land:                                   $ 4,000,000
  Building:                               $ 3,480,000
                                          -----------
    Total:                                $ 7,480,000

Zoning:                                   P, Planned Development-Commercial,
                                          Residential-Office)

Highest and Best Use
  If Vacant:                              Office/Research and Development
                                          building for single- or multi-tenant
                                          use. A holding period would, however,
                                          be required before speculative
                                          development of this type would likely
                                          occur.

  As Improved:                            As developed, with one,
                                          office/research and development
                                          building.



                                                                       CUSHMAN &
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                                   Summary of Salient Facts and Conclusions
================================================================================

Improvements
  Type: One, two-story office/research and development building of concrete tilt-up construction, plus parking and landscaped areas

  Year Built:                             1984-85

  Net Rentable Area:                      76,047 square feet

  Condition:                              Average to Good

Operating Data and Forecasts
  Current Occupancy:                      100.0%

  Forecasted First Year Occupancy
    (Calendar Year 1997):                 100.0%

  Forecasted Average Occupancy:           93.5%

  Average Annual Rental Rate
    Actual:                               $20.00 per square foot

    Forecasted:                           $22.80 per square foot

  Operating Expenses
    Last Full Year (1995):                $3.97 per square foot
    Budget (1996):                        $5.00 per square foot
    Forecasted (1996):                    $5.88 per square foot

Value Indicators
  Sales Comparison Approach:              $12,550,000 ($165.10/net square foot)

  Income Approach:                        $12,875,000 ($169.30/net square foot)



                                                                       CUSHMAN &
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


                                   Summary of Salient Facts and Conclusions
================================================================================

Discounted Cash Flow Assumptions
  Market Rental Growth Rate               3.5% per annum

  Expense Growth Rates
    Property Taxes:                       2.0%
    All others:                           3.5%
  Credit Loss Allowance:                  1.0%
  Projected Term of Future Leases:        5 years
  Vacancy Between Tenants                 4 months
  Renewal Probability:                    50.0%
  Tenant Improvements
    Weighted Average:                     $5.00 per square foot
  Commission Expense
    (Weighted Average):                   Yr. 1 at 3.0%; Yrs. 2 and 3 at 2.5%;
                                          Yr. 4 at 2.0%; and, Yr. 5 at 1.5%

  Terminal Capitalization Rate:           10.0%
  Cost of Sale at Reversion:              3.0%
  Discount Rate:                          12.0%
  Implicit Year 1 Overall
    Capitalization Rate:

Value Conclusion
  Value Estimate:                         $12,800,000

Resulting Indicators
  Going-In Capitalization Rate
    (Overall Capitalization Rate):        9.2%

  Price Per Square Foot
    (Net Rentable Area):                  $168.32

Estimated Marketing Time:                 six to nine months

Special Assumption:                       1)    We were provided with the leases
                                                and a rent roll which stated the
                                                net rentable area of the
                                                building. However, building
                                                plans were not provided.
                                                Further, the leases and roll
                                                were not consistent with one
                                                another. Therefore, the net
                                                rentable area was obtained from
                                                the most recent rent roll. As a
                                                result, any deviation from the
                                                stated building size (rent roll)
                                                could impact the value
                                                conclusions contained herein.



                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          TABLE OF CONTENTS
================================================================================

                                                                            Page

PHOTOGRAPHS OF THE SUBJECT PROPERTY .......................................    1

INTRODUCTION ..............................................................    3
  Identification of Property ..............................................    3
  Property Ownership and Recent History ...................................    3
  Purpose and Function of the Appraisal ...................................    3
  Extent of the Appraisal Process .........................................    3
  Date of Value and Property Inspection ...................................    3
  Property Rights Appraised ...............................................    3
  Definitions of Value, Interest Appraised, and Other Pertinent Terms .....    4
  Legal Description .......................................................    5

NEIGHBORHOOD ANALYSIS .....................................................    6
  Summary and Conclusions .................................................    8

OFFICE MARKET ANALYSIS ....................................................    9
  Research and Development Absorption .....................................    9
  Available Research and Development Space ................................   10
  Research and Development Vacancy Rates/Demand/Lease Rates ...............   11
  Land Values .............................................................   11
  Investment Sales ........................................................   11
  Cupertino Office Market .................................................   12
  Office Demand/Lease Rates/Concessions ...................................   13
  Marketing and Exposure Time .............................................   13

PROPERTY DESCRIPTION ......................................................   14
  Site Description ........................................................   14
  Improvements Description ................................................   14

REAL PROPERTY TAXES AND ASSESSMENTS .......................................   15

ZONING ....................................................................   16

HIGHEST AND BEST USE ......................................................   17

VALUATION PROCESS .........................................................   18

SALES COMPARISON APPROACH .................................................   19

INCOME APPROACH ...........................................................   24

RECONCILIATION AND FINAL ESTIMATE OF VALUE ................................   36


                                                                       CUSHMAN &
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                                                          Table of Contents
================================================================================

ASSUMPTIONS AND LIMITING CONDITIONS .......................................   38

CERTIFICATION OF APPRAISAL ................................................   40

ADDENDA ...................................................................   41



                                                                       CUSHMAN &
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

                                        PHOTOGRAPHS OF THE SUBJECT PROPERTY
================================================================================


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                                        Photographs of the Subject Property
================================================================================


                                [PHOTO OMITTED]

                     Stevens Creek Boulevard Facing Westerly



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                                                               INTRODUCTION
================================================================================

Identification of Property

     The subject property, consists of one, two-story office/research and development building comprising a net rentable area of approximately 76,047 square feet. The building is situated on a interior 4.485 acre tract of land that is located along the northerly side of Stevens Creek Boulevard in Cupertino, California. The common address is 19925 Stevens Creek Boulevard, Cupertino, Santa Clara County, California. The building was constructed in 1984-85 and is 100.0 percent occupied by three tenants as of the appraisal date.

Property Ownership and Recent History

     Ownership of the property is currently vested in WHC-One Investors, LP. In August 1994, WHC-One Investors, LP acquired the subject property as a result of a foreclosure. Details were not provided. As a result, we cannot comment further on this transfer.

     To the best of our knowledge, the property is not currently being offered for sale, nor have there have been any subsequent ownership transfers.

Purpose and Function of the Appraisal

     The purpose of the appraisal is to provide an estimate of market value of the leased fee estate in the property. The function of this report is to assist GMAC Mortgage Corporation in an evaluation of the property for loan underwriting purposes.

Extent of the Appraisal Process

     In the process of preparing this appraisal, we:

     o Inspected the building and site improvements with the tenant's representatives;

     o    Reviewed the leases and rent roll as provided by the client;

     o Reviewed a detailed history of the income and expenses (1994 to 1995 and year-to-date 1996) and a budget forecast for 1996 through 2001;

     o Conducted market research into occupancies, asking rents, and operating expenses at competing buildings including interviews with market participants and a review of our own data base from previous appraisal files;

     o Conducted market inquiries into recent sales of similar buildings to ascertain the sales prices per square foot and capitalization rates. This process involved telephone interviews with sellers, buyers and/or participating brokers; and

     o Prepared Sales Comparison and Income Approaches to value. The Cost Approach was not used.

Date of Value and Property Inspection

     The date of value is July 26, 1996, being our last inspection of the buildings.

Property Rights Appraised

     We valued the leased fee estate.


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                                                               Introduction
================================================================================

Definitions of Value, Interest Appraised, and Other Pertinent Terms

     The definition of market value taken from the Uniform Standards of Professional Appraisal Practice, 1994 Edition, published by The Appraisal Foundation, is as follows:

     The most probable price which a property should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller each acting prudently and knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale as of a specified date and the passing of title from seller to buyer under conditions whereby:

     (1)  Buyer and seller are typically motivated;

     (2) Both parties are well informed or well advised, and acting in what they consider their own best interests;

     (3)  A reasonable time is allowed for exposure in the open market;

     (4) Payment is made in terms of cash in U.S. dollars or in terms of financial arrangements comparable thereto; and

     (5) The price represents the normal consideration for the property sold unaffected by special or creative financing or sales concessions granted by anyone associated with the sale.

     Exposure Time

     Under Paragraph 3 of the Definition of Market Value, the value estimate presumes that A reasonable time is allowed for exposure in the open market. Exposure time is defined as the estimated length of time the property interest being appraised would have been offered on the market prior to the hypothetical consummation of a sale at the market value on the effective date of the appraisal. Exposure time is presumed to precede the effective date of the appraisal.

     Based upon the available sales data in the marketplace, as well as our discussions six to nine months would appear to have been reasonably appropriate for the subject property as the date of valuation.

     Definitions of pertinent terms taken from the Dictionary of Real Estate Appraisal, Third Edition (1993), published by The Appraisal Institute, are as follows:

     Fee Simple Estate

     Absolute ownership unencumbered by any other interest or estate, subject only to the limitations imposed by the governmental powers of taxation, eminent domain, police power, and escheat.


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                                                               Introduction
================================================================================

     Leased Fee Estate

     An ownership interest held by a landlord with the rights of use and occupancy conveyed by lease to others. The rights of the lessor (the leased fee owner) and the leased fee are specified by contract terms contained within the lease.

     Market Rent

     The rental income that a property would most probably command on the open market; indicated by the current rents paid and asked for comparable space as of the date of the appraisal.

     Cash Equivalent

     A price expressed in terms of cash, as distinguished from a price expressed totally or partly in terms of the face amounts of notes or other securities that cannot be sold at their face amounts.

     Discounted Cash Flow (DCF) Analysis

     The procedure in which a discount rate is applied to a set of projected income streams and a reversion. The analyst specifies the quantity, variability, timing, and duration of the income streams as well as the quantity and timing of the reversion and discounts each to its present value at a specified yield rate. DCF analysis can be applied with any yield capitalization technique and may be performed on either a lease-by-lease or aggregate basis.

Legal Description

     The property contains approximately 4.485 acres of land. A copy of the legal description as contained in the Surveyor's Certificate (June 1, 1994 Marvin D. Kirkeby) is included in the Addenda.


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                                                      NEIGHBORHOOD ANALYSIS
================================================================================

     The subject property is located along the northerly side of Stevens Creek Boulevard in the City of Cupertino, County of Santa Clara, State of California. The neighborhood boundaries are defined below:

     North   --    Homestead Road
     South   --    Stevens Creek Boulevard
     East    --    Lawrence Expressway
     West    --    North De Anza Boulevard

     The subject is bounded by commercial, office, and research and development uses. The subject neighborhood is currently 95% developed. During the 1980's the area experienced dramatic changes from a neighborhood featuring older strip commercial uses along the major arterials and agricultural processing plants to residential tracts and the development of research and development as well as office buildings.

     Class "A" office complexes are located along De Anza and Stevens Creek Boulevards. Apple Computer has constructed a major corporate campus along DeAnza Boulevard and Interstate 280. It comprises 865,000 square feet.

     Many smaller Class "B" buildings are interspersed along North and South De Anza Boulevards, Stevens Creek Boulevard, Wolfe Road, Lawrence Expressway, and other interior streets.

     Industrial uses in the neighborhood are primarily research and development oriented. Cupertino industrial facilities are located in the Valley Green Industrial Park, Bubb Road area, and Valico Park.

     Apple Computer is the dominant neighborhood occupant. Apple has constructed and is occupying the 865,000 square foot corporate headquarters complex located on a 32 acre site at the southeast intersection of North De Anza Boulevard and Interstate 280.

     Further, Apple Computer had occupied approximately 1.8 million square feet of office/research and development space in 38 buildings in the Cupertino market. Their space commitments range from wood frame single-story 10,000 square foot buildings to steel frame eight-story mid-rise office buildings of 300,000 square feet.

     In October of 1993, Apple put approximately 200,000 square feet of space on the market for sublease. This space was located in eight local buildings. By 1994 all of this space was leased. According to Marilyn Lones-Brandt of Apple's Corporate Real Estate Department, Apple leased for their own use some of these buildings to accommodate new corporate growth.

     Hewlett Packard Company (HP) owns and occupies a 90 acre campus in Cupertino consisting of approximately 1.9 million square feet of space. In 1989, they completed a 180,000 square foot three-story office building on their campus. HP recently leased approximately 105,000 square feet on Pruneridge Avenue in Cupertino (September, 1995).


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                                                      Neighborhood Analysis
================================================================================

     Tandem Computers is headquartered in Cupertino. Most of the buildings it occupies are company owned. Tandem's headquarters' campus consists of approximately 86 acres of land. Most of this land is located within the Vallco Park area.

     Most vacant land is controlled by major developers and corporate users in the area.

     Measurex owns and occupies approximately 400,000 square feet on a 30 acre campus in Cupertino. Within the past five years, they have completed a 140,000 square foot administrative headquarters building on their campus.

     Other significant commercial uses include:

o The Cupertino Inn is located at the northwest corner of the Interstate 280 and North De Anza Boulevard Intersection. It offers 125 rooms with meeting facilities.

o At the northwesterly intersection of Wolfe Road and Interstate 280 is a Marriott Hotel with 149 rooms with dining and meeting facilities. The Marriott Corporation owns the improvements and leases the land from the Marchese family. There are approximately 31 years left on the ground lease with one, 35-year renewal option.

o The Woodcrest Inn located along the northerly side of Stevens Creek Boulevard is a 60-room motor inn with limited food and meeting facilities.

     Cupertino offers executive and moderately priced housing with top rated schools. This attracts high level employees to the area for work and housing needs.

     Cupertino schools are consistently rated in the top 90 percentile in the State of California. This is considered to be a significant positive influence for middle and upper end management personnel locating their businesses as well as their residences to this community.

     On the westerly portion of the neighborhood is De Anza Junior College and the Flint Center, a theater featuring live stage performances and informative lectures from noted national and international speakers.

     At the northwest corner of Stevens Creek Boulevard and Wolfe Road is Vallco Fashion Park; a quality regional shopping mall anchored by Sears and J.C. Penney.

     Access to the subject neighborhood is very good. Interstate 280 courses in a north/south direction providing access northward through the San Francisco Peninsula terminating in San Francisco. It courses southward through San Jose and becomes Interstate 680 offering northbound access to Alameda and Contra Costa Counties. Interstate 280 courses in an easterly/westerly direction through the neighborhood.

     There are four Interstate 280 interchanges within the neighborhood. The interchanges are located at North De Anza Boulevard, Wolfe Road, Lawrence Expressway and proximate to the western border of the neighborhood is another interchange located at Stevens Creek Boulevard and Highway 85, easterly of Bubb Road.


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                                                      Neighborhood Analysis
================================================================================

     Highway 85 opened in October of 1994. Highway 85 courses through Mountain View and Los Altos beginning at U.S. 101 (the Bayshore Freeway) and terminates at US 101 near South San Jose. Access to the highway is via Stevens Creek Boulevard, east of Bubb Road and at Saratoga-Sunnyvale Road, south of Rainbow in Cupertino.

     Stevens Creek Boulevard and Homestead Road are the major east/west thoroughfares. Other major streets serving the subject neighborhood include Stelling Road, North De Anza Boulevard, Blaney Avenue, Wolfe Road, Tantau Road and Lawrence Expressway coursing in a north/south direction.

     El Camino Real is located one to two miles north of the subject site. It offers additional commercial, retail and lodging services.

     All utilities are currently supplied to the subject neighborhood. Pacific Gas & Electric Company provides the major utilities, Pacific Bell provides telephone service, and the City of Cupertino supplies sanitary, sewer, and garbage service.

Summary and Conclusions

     The neighborhood contains all of the necessary transportation, utilities, and other amenities which combined have created an attractive environment for office, research and development, and lodging uses. It is a well-maintained area located with very little room for further development. Any additional commercial or industrial expansion would be within the Vallco Park area. The long term outlook for the neighborhood is positive.


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                                                            MARKET ANALYSIS
================================================================================

     The subject property is located in the Cupertino office and industrial submarkets. These submarkets are a portion of Silicon Valley's overall commercial and industrial markets. Silicon Valley's industrial market comprises over 200 million square feet. Much of this space is office/research and development space. The Valley's total inventory of office space is significantly smaller at approximately 28.5 million square feet, or less than 15% of the entire industrial market.

     The subject site is zoned P (Planned Development,-Commercial, Residential, Office). If vacant, it could be improved to accommodate office and high end, office/research and development uses. Therefore, we will analyze the industrial market in connection with the subject property.

Research and Development Absorption

     The first chart illustrates industrial real estate leasing activity within Silicon Valley by industrial classification from 1989 through 1995. These industrial classifications include high technology (R&D), manufacturing, and warehousing. The subject is assumed to be best suited for a high technology (R&D) use. Thus, we will focus this discussion on absorption within the high technology sector of the market.

================================================================================
                   SILICON VALLEY INDUSTRIAL SPACE ABSORPTION
--------------------------------------------------------------------------------
                     1989     1990    1991     1992     1993     1994     1995
================================================================================
High Technology     8,280    8,880   6,035    7,617    8,626   11,697   14,905
Manufacturing       1,770    1,585     875    1,439    1,099    2,867    3,567
Warehouse           3,785    3,540   2,170    2,156    3,600    5,160    5,182
Total              13,835   14,055   9,080   11,212   13,325   19,724   23,654
--------------------------------------------------------------------------------
in Thousands
================================================================================

     The market survey shows that gross absorption during 1989 was approximately
8.3 million square feet (msf). From 1989 to 1990, absorption increased to approximately 8.9 msf. In 1991, absorption declined sharply to slightly over 6.0 msf. In 1992, the market's absorption increased to over 7.6 msf. In 1993, the market experienced significant absorption taking it to over 8.6 msf. 1994 proved to be a banner year with approximately 11.7 msf of absorption. In 1995, absorption set a new record level with approximately 14.9 msf of space absorbed.

     Through the second quarter of 1996, high technology absorption in Silicon Valley stands at approximately 6.9 million square feet which is approximately one-half of 1995's total high technology absorption.

     The next chart illustrates the absorption of high technology (R&D) space in the Cupertino market from 1991 through 1995.

================================================================================
               RESEARCH AND DEVELOPMENT SPACE ABSORPTION CUPERTINO
--------------------------------------------------------------------------------
                               1991       1992       1993       1994        1995
High Technology              34,450     45,550     63,980    127,064     371,965
================================================================================


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                                      -9-

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Market Analysis
================================================================================

     From 1991 through 1993, absorption within the Cupertino high technology market ranged from 34,450 to 63,980 square feet. Absorption of high technology space has been increasing each year. However, in 1994, absorption nearly doubled from the 1993 level. This significant upward trend continued through 1995 with approximately 372,000 square feet of high technology absorption.

     Through the second quarter of 1996, Cupertino's leasing activity has slowed due to the limited amount of large blocks of space which were at one time available.

Available Research and Development Space

     We surveyed the amount of available research and development space for the last six years in Silicon Valley. Very little new construction has occurred in the past six years. Most newer research and development projects were completed on a build-to-suit basis rather than as speculative developments as lenders were reluctant to loan on speculative projects.

================================================================================
                    SILICON VALLEY INDUSTRIAL SPACE AVAILABLE
--------------------------------------------------------------------------------
                      1989     1990     1991     1992     1993     1994     1996
================================================================================
High Technology     12,060   13,840   13,710   18,260   15,646   13,002    9,401
Manufacturing        2,135    2,540    2,870    3,780    3,705    4,028    2,488
Warehouse            3,625    3,640    3,460    4,375    4,914    3,286    2,433
Total               17,820   20,020   20,040   26,415   24,265   20,317   14,322
--------------------------------------------------------------------------------
In Thousands
================================================================================

     In 1989, there was 12.1 million square feet (msf) of available high-technology space. There was an increase in 1990, to 13.8 msf. Available space decreased modestly to 13.7 msf in 1991. However, the amount of available space increased dramatically in 1992 to 18.3 msf. In 1993, available space in Santa Clara County decreased to approximately 15.6 msf. This downward trend continued through 1994 with 1994 showing only 13.0 msf available. By 1995, available space decreased to approximately 9.4 million square feet.

     Through the second quarter of 1996, available high technology space stands at approximately 6.1 million square feet which is over 35% less than the 1995 year end total of 9.4 million square feet.

     The final chart illustrates the amount of available research and development space in the Cupertino market.

================================================================================
               RESEARCH AND DEVELOPMENT SPACE AVAILABLE CUPERTINO
--------------------------------------------------------------------------------
                                1991       1992       1993       1994       1995
High Technology              236,180    194,753    292,048    345,015    161,776
================================================================================

     From 1991 through 1994, the amount of available research and development space in the Cupertino market ranged between approximately 200,000 to 350,000 square feet. Apple and Tandem both placed large blocks of space onto the market in late-1993 and early-1994 to consolidate their occupied space. Consequently, there is a significant increase in Cupertino's


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                                      -10-

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                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Market Analysis
================================================================================

vacancy over historical levels in 1994. However, by the fourth quarter of 1995, record absorption reduced the amount of available space to approximately 162,000 square feet.

     Through the second quarter of 1996, Cupertino's available research and development space stands at less than 30,000 square feet, according to Cushman & Wakefield's Research Services Department.

Research and Development Vacancy Rates/Demand/Lease Rates

     There are many sources estimating research and development vacancy levels within Silicon Valley. The base inventory is estimated to over 200 million square feet. This indicates that the overall industrial vacancy within Silicon Valley is 5.6% through the second quarter of 1996. Colliers Parrish estimates Cupertino's R & D vacancy rate at zero% as of June 1, 1996. In June, 1995, they estimated Cupertino's R&D vacancy rate at approximately 10.6%.

     Discussions with commercial and industrial brokers state that many leases are now being written with CPI increases or stepped increases. They are also quick to point out that lease transactions are built around effective rates.

     Market rental rates for research and development space, within the Cupertino market, generally ranges from $13.80 to $18.60 per square foot per month on a triple-net basis. The higher rents reflect well-located buildings on De Anza and Stevens Creek Boulevards. The lower rents reflect older buildings on Bubb Road. For the most part, rents in the Vallco Park area range from approximately $12.00 to $16.20 per square foot.

     Landlord concessions are considered to be minimal. In the mid to late-1980's, tenants were often given up to two years of free rent for a five year transaction. However, today, we find that free rent is not a major factor in the market. Rarely, one month of free rent for each lease year may be granted.

     Landlords are providing fewer dollars for tenant improvement allowances on previously improved spaces. Our experience, shows that most lease transactions do provide a minimal tenant improvement allowance; usually under $5.00 per square foot. In some cases when buildings are outdated for many electronic company uses, we find tenant improvements approaching the $20.00 per square foot range.

     Land Values

     Land prices range from approximately $15.00 to $30.00 per square foot. Sales activity of vacant land is improving as the amount of available space continues to decrease. Buyers are either owner/users or developers of build-to-suit projects rather than speculative builders, at this time. Land values are anticipated to increase at a moderate rate into the foreseeable future as the amount of well located industrial land diminishes. Commercial land primarily consists of in-fill parcels.

     Investment Sales

     Cushman & Wakefield's Financial Services Group reports that the market environment for investment sales and financing has changed dramatically over the past year. The national


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                                      -11-

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Market Analysis
================================================================================

investment sales market is turning from a buyers market to a modest sellers market. The availability of both debt and equity capital have turned the market around. Real estate as an asset class is again acceptable to pension funds.

Cupertino Office Market

     The following is a discussion of Cupertino's office market. We will discuss vacancy rate trends, available space, and leasing activity from 1989.

==================================================================================================
Cupertino Office           1989       1990       1991       1992       1993       1994       1995
Market
--------------------------------------------------------------------------------------------------
Vacancy Rate                5.2%      12.6%      13.1%      11.6%      10.3%      15.4%       3.9%
--------------------------------------------------------------------------------------------------
Available Space (sf)    127,152    193,025    381,618    340,174    304,431    467,735    117,333
--------------------------------------------------------------------------------------------------
Leasing Activity (sf)   320,867    146,724    145,899    206,312    298,354    429,694    277,932
==================================================================================================

     The Cupertino office vacancy rate has experienced wide fluctuations between 1989 and 1995. In 1989 the vacancy rate was 5.2% as a result of the significant leasing activity occurring in that year. In 1990, the vacancy rate increased to 12.6% and again increased slightly to 13.1% in 1991. In 1992 the vacancy rate declined slightly to 11.6%. By 1993 the vacancy rate dipped to 10.3%. However when Apple and Tandem put large blocks of space on the market, the vacancy increased to 15.4% in 1994. Due to record leasing activity, Cupertino's office vacancy declined to 3.9% in 1995. As of the second quarter of 1996, the vacancy rate is 1.2%.

     In 1989, the Cupertino office market had 127,152 square feet available. In 1990, the amount of available space increased to 193,025 square feet or by 51.8%. In 1991, the amount of space available increased significantly to 381,618 square feet. At the same time, the base inventory in Cushman & Wakefield's Market Research database increased, also. The base inventory in 1990 was slightly over 1,525,000 square feet and by 1991 the base inventory increased to 2,919,755 square feet. This increase in the base inventory includes the addition of the newly constructed Apple corporate headquarters and the reclassification of other buildings. By 1992, the amount of space available declined slightly to just over 340,000 square feet. By year-end 1993, the amount of space available further decreased to 304,000 square feet. In 1994, available space was approximately 468,000 square feet due to a space restructuring by major companies including Apple and Tandem. By year end 1995, available office space in Cupertino stood at approximately 117,000 square feet due to significant leasing activity within the market. Through the second quarter of 1996, only 36,633 square feet are available.

     Leasing activity (includes the leasing of sublease space) was particularly high in 1989 as projects experienced pre-leasing activity. This includes Apple's space requirements which were still strong. During the period prior to 1990, many buildings were still being constructed and experienced pre-leasing and as a result did not enter into the overall vacancy rate reflected in the 1989 vacancy level above. Leasing activity in 1990 and 1991 was stable at approximately 147,000 and 146,000 square feet, respectively. However, this is a significant decrease from 1989 levels. The decline was approximately 54.3% between 1989 and 1990. Leasing activity


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                                      -12-

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Market Analysis
================================================================================

increased in 1992 by approximately 60,400 square feet or 41.4% from 1991. Leasing activity was approximately 300,000 square feet in 1993 reflecting an increase in activity of 45% over 1992 levels. By 1994, leasing activity increased to almost 430,000 square feet. In 1995, leasing activity remained strong with approximately 278,000 square feet leased. Although this may appear to be a decline, the decline is due to the limited amount of inventory available rather than a decrease in demand. Through the second quarter of 1996, leasing activity was slightly less than 78,000 square feet, again due to the diminishing supply of available space.

Office Demand/Lease Rates/Concessions

     We surveyed several office buildings within the city limits of Cupertino. These buildings are primarily located on North De Anza and Stevens Creek Boulevards.

     Coupon rental rates for class "A" space range from $21.00 to $30.60 per square foot, fully- serviced. Most monthly coupon, or starting, rental rates for class "B" facilities range from approximately $13.20 to $24.00 per square foot, on fully-serviced terms.

     Under fully-serviced terms the landlord is responsible for real estate taxes, insurance, utilities, janitorial, structural maintenance, and management costs. However, these leases typically include base year expenses where the tenants are responsible for increases in the operating expenses beginning in the second lease year. Operating expenses included in the rent generally ranges from $6.00 to $9.60 per square foot. Little free rent, if any, is currently being given. Typical, effective monthly rental rates, calculated by taking the entire rent paid over the term divided by the number of months in the term, also range from $16.20 to $28.20 per square foot, fully-serviced. For the most part, leases generally run from two to seven-years. Tenant improvement allowances for pre-improved space are provided up to approximately $20.00 per square foot. Tenant improvement allowances are quoted on the usable area as most office buildings in the subject market quote load factors near or at 12%.

Marketing and Exposure Time

     Based on research and development facility sales discussed in detail in the Sales Comparison Approach, and our conversations with brokers active in the market, it is our opinion that the subject property would sell within a six to nine-month period if actively marketed for sale.

     The Appraisal Standards Board of the Appraisal Foundation defines exposure time as the estimated length of time that the property interest being appraised would have been offered on the market prior to the hypothetical consummation of a sale at market value on the effective date of the appraisal; a retrospective estimate based upon an analysis of past events assuming a competitive and open market." Based on historical market conditions and the sales analyzed in this report, the exposure time for the subject property is estimated to be roughly equal to the marketing time stated at six to nine months.


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                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       PROPERTY DESCRIPTION
================================================================================

Site Description

     The subject site comprises one assessor's parcel, on an interior lot, which is located along the northerly side of Stevens Creek Boulevard in Cupertino, California. The site rectangular in shape and contains 4.485 acres or 195,370 square feet of land area. The topography is level. We have assumed that the soil's load-bearing capacity is sufficient to support the existing structures. All essential utilities including electricity, water, sewer, and telephone are currently serving the site.

     According to Community Panel No. 060339-0004C, effective May 1, 1980, the subject property appears to be situated in Zone B, an area designated as not being within the floodplain. It is our understanding that flood insurance is not required for B zoned sites for lending purposes.

     The site is not located in a Special Study Zone as established by the Alquist-Priolo Geological Hazards Act, but is located east of the Monte Vista Fault.

     The building's parking capacity is 280 parking spaces which results in a parking ratio of 3.7 parking spaces for every 1,000 square feet of building area. Parking capacity is considered adequate for the market.

Improvements Description

     The subject is a two-story, concrete tilt-up building wrapped in glass on all four sides. It comprises approximately 76,047 square feet of net rentable area. It was constructed in 1984-85. The interior improvements are currently built out as 100% HVAC office space. The individual floor plans vary in design.

     American Executive Center is a full service executive suite business. As such, it is heavily partitioned with many private offices. Seagate Computers and Matsushita Semiconductor (Panasonic) lease the balance of the building. Their floor plans consist of open office landscaping and private office areas.

     As previously mentioned, the subject has concrete surface parking for approximately 280 vehicles, and concrete curbs, and sidewalks. The site is landscaped with trees, ornamental shrubs and plants located around the buildings and parking lot.

     We have specifically assumed that the property complies with the Americans With Disabilities Act, and that potentially hazardous materials have not been used in the construction or maintenance of the property. Overall, the improvements are in average to good condition. No evidence of structural damage was observed on our inspection of the improvements. Further, we are not aware of any major items of deferred maintenance.


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                                      -14-

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                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        REAL PROPERTY TAXES AND ASSESSMENTS
================================================================================

     The building is subject to the taxing jurisdiction of the City of Cupertino and the County of Santa Clara. The assessor's parcel identification number is 316-21-089.

     The assessor's parcel is located in tax rate area 13-003. The 1995-96 tax rate for this area is $1.0642 per $100.00 of the property's assessed valuation.

     Under a provision of Article XIIIA of the California Tax and Revenue Code, properties are assessed based on their market value as of March 1, 1975. This valuation may increase only 2% per year until such time as the property is sold, substantial new construction takes place, or the use of the property is changed. Under the foregoing circumstances, the properties may be reassessed to their market value.

     The 1995-96 fiscal year is the most recent year for which assessed valuation and property tax information is available. The assessed value and taxes for the property follows:

================================================================================
          Assessed                                             Totals
          Values
                   Land                                      $ 4,000,000
                   Improvements                              $ 3,480,000
                                                             -----------
          Total Market                                       $ 7,480,000
          Value
          Tax Rate/$100 of Assessed Value                         1.0642
                                                             -----------
          Total Taxes                                         $79,602.16
          Direct
          Assessments                                         $ 2,477.94
                                                             -----------
          Total Taxes & Assessments                           $82,080.10
================================================================================

     The direct assessments include vector control, library fees, environmental storm, flood control, and Cupertino sanitary sewer district. These assessments are perpetual.

     Within the discounted cash flow (DCF) analysis, which is presented later in this report, we estimated real estate taxes based on the appraised value. For DCF purposes, real estate taxes are estimated at $140,000.

     If the subject were sold, it would be reassessed at market value by the County Assessor. The County Assessor commonly bases the market value of a property on its sale price.


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                                      -15-

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                     ZONING
================================================================================

     The subject site is located in the City of Cupertino, and thus comes under the jurisdiction of the Cupertino City Planning Department. The site is zoned P
- Planned Development- Commercial, Residential, Office. The City's general plan and the zoning conform to one another.

     P zoning requires that a specific development plan be approved by the City Planning Department. The subject is used for office space and was constructed under an approved master plan.

     Parking is dictated by use. Parking requirements are: one space for each 285 square feet of building area for office, research and development and prototype manufacturing uses. The subject offers one space for every 272 square feet of net rentable area (76,047 sf/280). The actual gross building area is larger; perhaps, 79,861 square feet, as stated by the property manager. In either case, the subject conforms or exceeds the City's parking requirement. Further, the current parking is adequate for the market.

     The existing subject improvements appear to conform to the existing zoning regulations. We know of no other deed restrictions, private or public, that further limit the subject property's use. We cannot guarantee that no such restrictions exist. Deed restrictions are a legal matter and only title examination by an attorney or title company can usually uncover such restrictive covenants. Thus, we recommend a title search to determine if any such restrictions do exist.


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                                      -16-

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       HIGHEST AND BEST USE
================================================================================

Highest and Best Use of Site As Though Vacant

     The highest and best use must be (1) legally permissible, (2) physically possible, (3) financially feasible, and (4) maximally productive. The size, shape, and physical attributes of the site are considered sufficient to accommodate most forms of development. Given the existing master planned zoning office/research and development uses would be most compatible with surrounding development. Further, as discussed in the Market Analysis section of this report, the market has continued its recovery with an (June 1996) occupancy level of approximately 96.2 percent in the office sector and 100 percent in the R&D sector. Rental rates for office space in the Cupertino area are at $21.00 to $28.20 per square foot, full service and for R&D space at $13.80 to $18.60, triple-net. Further, the market is very active from an occupancy and rental rate perspective. Therefore, it is our opinion the highest and best use of the site is for some type of office or office/research and development building.

Highest and Best Use, As Improved

     As noted in the Property Description section of this report, the subject site is improved with one, two-story, 76,047 square foot (net rentable area) office/research and development building and related site improvements. Constructed in 1984-85, the project is in average to good condition. Further, the design and layout are considered to be functional for its current use.

     The market in which the subject competes is stable with increasing occupancy levels and rental rates. Therefore, it is our opinion that the subject property, as improved, is capable of providing an adequate return to the land over the foreseeable future. This conclusion is supported by the data and analysis presented in the balance of this report. For these reasons, it is our opinion that the highest and best use of this site, as improved, is for continued use as office/research and development building.


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                                      -17-

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          VALUATION PROCESS
================================================================================

     In this appraisal, we have used the Sales Comparison and the Income Approach to develop market value estimates for the subject property. Because this is a summary report, the level of detail of presentation is less than that found in a self-contained report.

The Cost Approach, was not performed, due to:

     O    the  age  of  the  improvements   which  make  estimates  of  physical
          depreciation subjective, at best, and

     O the relatively little amount of reliance placed on this approach by market participants including investors and brokers.

In the Sales Comparison Approach, we performed the following steps:

     o Investigated the market for recent sales of similar industrial properties.

     o    Analyzed  those sales on the basis of the sales price per square foot;
          and

     o Correlated the value indications into a point value estimate from within the range.

In developing the Income Approach we:

     O Studied the rents in effect in this and competing properties to estimate the potential rental income at market levels;

     o Studied the recent history of operating expenses at this and competing properties to estimate an appropriate level of expenses and reserves for replacement;

     o Estimated net operating income and cash flow by subtracting the operating, fixed, and other expenses from the effective gross income; and

     o Prepared a discounted cash flow analysis in which the cash flow and property value at reversion are discounted to an estimate of current market value at a market-derived discount rate. Potential gross revenues are estimated based on a modeling of the actual rents and recovery provisions in effect through the term of existing leases. As the existing leases expire, the buildings are estimated to rent at the then current market rental rate with appropriate allowances for downtime. From potential gross revenues, we subtract vacancy and expenses (operating, fixed, and other) to arrive at an estimate of cash flow over an 11 year forecast.

     The appraisal process is concluded by a review and re-examination of each of the approaches to value that have been employed. Consideration is given to the type and reliability of data used, and the applicability of each approach. Finally, the approaches are reconciled and a final value conclusion is estimated.


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                                      -18-

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                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  SALES COMPARISON APPROACH
================================================================================

Methodology

     In the Sales Comparison Approach, we estimated the value by comparing this property with similar, recently sold properties in the surrounding or competing area. Inherent in this approach is the principle of substitution, which holds that when a property is replaceable in the market, its value tends to be set at the cost of acquiring an equally desirable substitute property, assuming that no costly delay is encountered in making the substitution.

     By analyzing sales which qualify as arms-length transactions between willing, knowledgeable buyers and sellers, we can identify value and price trends. The basic steps involved in the application of this approach are:

     (1) researching recent, relevant property sales and current offerings throughout the competitive area;

     (2) selecting and analyzing those properties considered most similar to the subject, considering changes in economic conditions that may have occurred between the sale date and the date of value, and other physical, functional, or locational factors;

     (3) identifying sales which include favorable financing and calculate the cash equivalent price;

     (4) reducing the sale prices to common units of comparison, such as price per square foot of building area (in this case net rentable area);

     (5) making appropriate comparative adjustments to the prices of the comparable properties to relate them to the property appraised; and

     (6) interpreting the adjusted sales data and draw a logical value conclusion.

     In analyzing the leased fee estate, the sale prices presented by the comparables were reduced to those common units of comparison used to analyze improved properties that are similar to the subject. Of the available units of comparison, the sales price per square foot of net rentable area (used by buyers, sellers, and brokers) is the most commonly used measurement to value office/research and development buildings in the marketplace. Due to the limited amount of relevant sales within Cupertino, we also included an improved sale from nearby Los Gatos market which is considered locationally similar to the subject's market.

     On the following page is a summary of recent market data considered to be most indicative of the subject's current market value.


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                                      -19-

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                    19925 Stevens Creek Boulevard
                                                        Cupertino, California

                                                      Summary of Improved Sales

===================================================================================================================================
                                                                           Net       Ceiling     Land                 Percent
  Comp                                                      Year        Rentable    Height      Area     Percent   Occupied on
   No.             Location                    Sale Date    Built         Area      (Feet)    (Acres)    Office    Date of Sale
===================================================================================================================================
  I-1     19400 Stevens Creek Boulevard          Mar-95      1979         19,500        9'        1.20     100.0%      100.0%
          Cupertino, California                                                                                        Appr'd

  I-2     10495 Bandley Drive                    Jun-95      1981         12,320        9'        0.71     100.0%        0.0%
          Cupertino, California

  I-3     20085 Stevens Creek Boulevard          Feb-94      1984         39,774        9'        2.69     100.0%       81.9%
          Cupertino, California

  I-4     15951 Los Gatos Boulevard              Apr-95      1983         20,739        9'        1.50     100.0%       66.0%
          Los Gatos, California
===================================================================================================================================
Subject   19925 Stevens Creek Boulevard          Jul-96     1984-85       76,047        9'       4.485     100.0%      100.0%
          Cupertino, California                                                                                        Appr'd.
===================================================================================================================================
                                                   Low       1979         12,320        9'        0.71     100.0%        0.0%
          Data Range:                             High       1984         39,774        9'       2.690     100.0%      100.0%
                                                  Mean       1982         23,083        9'       1.525     100.0%       62.0%


====================================================================================================
                                                    Cash         Sale                    Overall
  Comp                                           Equivalent     Price        NOI/     Capitalization
  No.              Location                      Sale Price     Per SF       SF           Rate
====================================================================================================
  I-1     19400 Stevens Creek Boulevard          $3,575,000     $183.33    $21.86         11.9%
          Cupertino, California

  I-2     10495 Bandley Drive                    $1,675,000     $135.96    $13.54         10.0%
          Cupertino, California

  I-3     20085 Stevens Creek Boulevard          $3,800,000     $ 95.54    $10.00         10.5%
          Cupertino, California

  I-4     15951 Los Gatos Boulevard              $2,710,000     $130.67    $12.44          9.5%
          Los Gatos, California
====================================================================================================
Subject   19925 Stevens Creek Boulevard                 N/A         N/A    $15.46*          N/A
          Cupertino, California
====================================================================================================
                                                 $1,675,000     $ 95.54    $10.00          9.5%
          Data Range:                            $3,800,000     $183.33    $21.86         11.9%
                                                 $2,940,000     $136.38    $14.46         10.5%


*Note: The subject's NOI per square foot is based on the income forecasted in the Income Approach of this report.

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Sales Comparison Approach
================================================================================

     The comparable properties are generally similar from a physical standpoint to the subject, but there are some differences in terms of economic characteristics as some of the comparables reflected below-market rents. Generally speaking, the investment market for this type of product is fairly broad, including foreign, national, and local investors.

Sales Price Per Square Foot Analysis

     The four comparables indicate sales prices ranging from $95.54 to $183.33 per square foot of net rentable area on a cash equivalent basis. The prices per square foot are influenced by the differences in construction quality, occupancy levels, character of the tenancy, economics, and location. Nevertheless, it is important to address each property in terms of the conventional sequence of adjustments. Following are those considerations which are relevant to the subject. The first three elements must be considered in advance of applying any other compensating factors to derive value conclusions via the sales price per square foot methodology.

     Property Rights Conveyed

     All comparables involved the transfer of the leased fee estate. Therefore, no adjustment for property rights is indicated.

     Seller Financing/Cash Equivalency

     With the exception of comparables 1-3 and 1-4, all of the comparables were sold on the basis of cash to the seller. Comparable 1-3 sold with seller financing at undisclosed terms. In the case of comparable 1-4, the buyer put 17% cash down and assumed a First Deed of Trust for $1,610,000. In addition, the seller provided a Second Deed of Trust for $200,000 and a Third Deed of Trust for the balance. The terms of the seller financing were not disclosed. Due to the comparable's high vacancy rate (34%), it is our opinion that the seller financing was required by the buyer to complete the transaction. As a result, an upward adjustment is indicated for comparables 1-3 and 1-4 for favorable seller financing. No other adjustment for seller financing/cash equivalency is indicated for the remaining comparables.

     Conditions of Sale

     The buyers of comparables 1-1 and 1-2. purchased their respective comparables to facilitate 1031 Tax Exchanges. Further, comparable 1-2's buyer is an owner-user. It is our opinion that a downward adjustment for conditions of sale is indicated for these comparables. Comparable 1-3 sold as an REO. Thus, it is adjusted upward. No adjustment for conditions of sale was made for comparable 1-4.

     Date of Sale

     The market began to improve in late-1994. It is our opinion that an upward adjustment is indicated for all of the comparables for the upward changes in the market.

     Location

     The subject offers an average location within the Cupertino market. Comparables 1-1 through 1-3 are also located within the Cupertino market. Comparable 1-1 offers inferior access due to its location near the Lawrence Expressway making it more difficult to access. Thus, an upward adjustment is indicated. Comparable 1-2 offers a corner location within an area of Cupertino which offers older buildings. As a result, its superior corner location is offset by its inferior older


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Sales Comparison Approach
================================================================================

neighborhood. Thus, no adjustment for comparable 1-2 is indicated. Comparable 1-3 offers similar locational characteristics to the subject. Therefore, no adjustment is indicated. Comparable 1-4 is located in nearby Los Gatos. It is our opinion that although the Los Gatos market is similar to the Cupertino market, it is slightly inferior. Thus, an upward adjustment for location is indicated for comparable 1-4 due to its slightly inferior Los Gatos location.

     Condition

     The subject was constructed in 1984-85 and is considered to be in average condition, overall. The comparables were constructed from 1979 to 1984. Comparable 1-1 was constructed in 1979 and rehabilitated in 1990. A downward adjustment is indicated for comparable 1-1 for its superior condition. The remaining comparables are considered similar with respect to age and condition. As a result, no further adjustments are indicated for these comparables.

     Economic Characteristics

     The subject is operating at 100% occupancy. American Executive Center is paying rent on a triple-net basis while Seagate and Matsushita (Panasonic) have full service leases. The latter two leases are recent (1995).

     Comparable 1-1 sold with triple-net rents at the upper end of the market (over $24.00/square foot), at sale. The market has been steadily improving since late-1994. As a consequence, a downward adjustment is indicated for economic characteristics for this comparable. No adjustment is indicated for comparable 1-2 as it sold to an owner-user. Comparables 1-3 and 1-4 sold with low occupancy levels. Upward adjustments are indicated for this inferior condition.

     Reconciliation and Conclusion

     Overall, comparable 1-1 is adjusted downward and comparables 1-2 through 1-4 are adjusted upward. Comparables 1-1, 1-2, and 1-4 are the most recent sales
(1995) while comparable 1-3 is the oldest sale (1994). Comparables 1-1 through 1-3 are located within the Cupertino market while comparable 1-4 is located in the nearby Los Gatos market. Comparables 1-1 and 1-2 sold to facilitate 1031 Tax Exchanges. Further, comparable 1-2 was purchased by an owner-user.

     In our opinion, most weight is given to comparable 1-1 at the high end and comparable 1-2 at the low end. Comparables 1-1 and 1-2 form an unadjusted range from $135.96 to $183.33. Little weight is given to comparable 1-3 primarily due to its older date of sale and REO status. Little weight was also given to comparable 1-4 due to its Los Gatos location. Based upon all of the above data, we believe the value of the subject would be in the range of $160.00 to $170.00 per square foot of net rentable area, or $165.00 per square foot, on average. Thus, our value by the Sales Price Per Square Foot method is as follows:


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Sales Comparison Approach
================================================================================


================================================================================
                       Sales Price Per Square Foot Summary
================================================================================
Net Rentable Area                Sales Price Per                     Indicated
      (SF)                         Square Foot                         Value
================================================================================
     76,047            X             $165.00            =           $12,547,755
                                   Rounded To:                      $12,550,000
================================================================================


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            INCOME APPROACH
================================================================================

Methodology

     The Income Approach is a method of converting the anticipated economic benefits of owning property into a value estimate through capitalization. The principle of anticipation underlying this approach is that investors recognize the relationship between an asset's income and its value. In order to value the anticipated economic benefits of a particular property, potential income and expenses must be estimated and the most appropriate capitalization method must be selected.

     The two most common methods of converting net income into value are through direct capitalization and a discounted cash flow analysis. In direct capitalization, the net operating income is divided by an overall capitalization rate extracted from market sales to indicate a value. In the discounted cash flow method, anticipated future income streams and a reversionary value are discounted to a net present value at a chosen yield rate (internal rate of return).

     The direct capitalization method is an effective technique when stable conditions exist both in the marketplace and for the property. However, when market conditions are either changing or likely to change in a fairly dramatic manner over time, direct capitalization becomes a more difficult technique to administer. Direct capitalization is further inhibited by the numerous variables that exist with multiple leases, with staggered lease terms or varying lease structures; the lease-up of vacant space; and differing tenant finish allowances, depending upon whether the space is in a shell or second generation state. Case in point, direct capitalization cannot recognize the anticipated strengthening that will continue to occur in the Silicon Valley office/research and development market over the near term.

     Given these numerous variables, coupled with our inquiries of participants in the marketplace, we feel that the majority of investors for a property like the subject would utilize the discounted cash flow method, in an attempt to mirror the expectations relative to those variables. Overall, market conditions are still below normalized levels (although the subject's submarket and direct competition are strengthening rapidly). Consequently, the discounted cash flow method affords the most realistic method of reflecting investor expectations of the current period, as well as the projected recovery (primarily rental rates in the subject's case). Also, the discounted cash flow methodology can better quantify the impact of multi-tenant leases, with staggered lease terms or varying rental rate structures than the direct capitalization technique. Therefore, it is our opinion that the discounted cash flow method is the most appropriate method in the valuation of the subject property. As such, the direct capitalization method will not be used in this analysis. However, at the conclusion of the Income Approach, we will analyze the resulting overall capitalization rate derived from the discounted cash flow analysis as a check for reasonableness.

     In the following sections, we will first analyze the subject's existing leases and market rents before discussing the subject's operating expenses and preparing the discounted cash flow analysis.

     Leases for office/research and development space are written on full-service and triple-net terms. In the full-service lease, the landlord pays for fixed and variable operating expenses including real estate taxes, insurance, common area maintenance, utilities, and management. The tenant reimburses the landlord for increases to those expenses over a base year amount or negotiated stop amount. In the triple-net lease, the tenant pays for property taxes, insurance,


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

fixed and variable operating expenses, and management. The landlord is responsible for the structural components including the exterior walls and the roof structure, and at times, the roof membrane.

Summary of Existing Leases

     American Executive Center (AEC) leases 17,762 square feet on the first floor. They were the original tenant in the subject on a lease which commenced in 1984. The space is heavily improved with many private offices which are in-turn rented to individual users, usually on a month-to-month basis. AEC's current lease is written on triple-net terms and expires in March 2000. The current rent is $12.00 per square foot per year ($1.00/sq.ft./month). The rent increases to $13.92 per square foot per year ($1.16/sq.ft./month) in October 1996.

     Seagate Technology leases 44,361 square feet on the first and second floors. Their lease commenced in August 1995 and expires in August 2000. It is written on full-service terms. According to the property manager, their base year for expenses is from August 1995 to July 1996. To date, the base year expenses have not been calculated. The rent is flat at $22.32 per square foot per year ($1.86/sq.ft./month).

     Matsushita Semiconductor (Panasonic) leases 13,924 square feet on the second floor. Their lease commenced in February 1996 and expires in January 2001. It is also written on full-service terms. According to the property manager, their base year for expenses is the calendar year 1996. To date, the base year expenses have not been calculated. The current rent is $22.80 per square foot per year ($1.90/sq.ft./month). The rent increases to $23.40 per square foot per year ($1.95/sq.ft./month).

Lease Expirations

     As part of our risk analysis, we recognize that two leases expire in the year 2000 and the third lease expires the following year. Fortunately, that is four years away. Thus, over the near term, the leasing exposure is fairly nominal from a risk perspective.

     None of the renewal options contained in the existing leases specify below market rates. Therefore, at the expiration of those leases which contain renewal options, we have assumed normal renewal probabilities.

Estimate of Current Market Rent

     All of these comparables are considered to be generally similar with respect to location and amenities by comparison to the subject property.

     On the following page is a summary of properties utilized in our rent comparable analysis.


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                    Professional Office Building

                                                    19925 Stevens Creek Boulevard

                                                        Cupertino, California

                                                           Rental Summary

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Building
                                                                             Net         Ceiling         Area
                                                Date of        Year        Rentable       Height        Leased         Percent
Comp No.  Name/Location                          Lease         Built         Area         (Feet)          (SF)          Office
------------------------------------------------------------------------------------------------------------------------------------

  R-1     10101 N. De Anza Boulevard            Feb-96          1984        110,000          9           10,200         100.00%
          Cupertino, California

  R-2     10101 N. De Anza Boulevard            Feb-96          1984        110,000          9           20,104         100.00%
          Cupertino, California

  R-3     20300 Stevens Creek Boulevard         May-95          1985        160,000          9           56,000         100.00%
          Cupertino, California

  R-4     20615 Lazaneo Drive                   Mar-95          1977         20,286          9           20,286         100.00%
          Cupertino, California

------------------------------------------------------------------------------------------------------------------------------------
Subject   19925 Stevens Creek Boulevard         Jan-84                       17,762
          Cupertino, California                 Aug-95                       44,381
                                                Feb-96                       13,924
                                                                           --------
          Total                                                1984-85       76,047          9           76,047         100.00%

------------------------------------------------------------------------------------------------------------------------------------

                                                Low            1977          20,286          9           10,200         100.0%
          Data Range:                           High           1985         160,000          9           56,000         100.0%
                                                Mean           1983         100,072          9           26,648         100.0%

*Based on the total area leased, not just the finished office area.
*R-4 was written on triple-net terms at $14.40/sq ft. The appraiser converted the rent to full-service terms.

------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                            Actual
                                                 Overall   Effective      Lease                   Tenant
                                                 Percent     Lease        Term      Expense     Improvement
Comp No.  Name/Location                          Leased     Rate (SF)    (Years)   Provision     Allowance
-----------------------------------------------------------------------------------------------------------
  R-1     10101 N. De Anza Boulevard              95.00%     $22.80         5          FS          As Is
          Cupertino, California

  R-2     10101 N. De Anza Boulevard              95.00%     $22.80         5          FS          As Is
          Cupertino, California

  R-3     20300 Stevens Creek Boulevard          100.00%     $23.64         5          FS          $15.00
          Cupertino, California

  R-4     20615 Lazaneo Drive                    100.00%     $20.40         7          FS*          $5.00
          Cupertino, California

-----------------------------------------------------------------------------------------------------------
Subject   19925 Stevens Creek Boulevard                      $13.32         5          Net            NA
          Cupertino, California                              $22.32         5          FS             NA
                                                             $23.16         5          FS             NA

          Total                                  100.00%

-----------------------------------------------------------------------------------------------------------

                                                   95.0%     $20.40         5                       $5.00
          Data Range:                             100.0%     $23.64         7                      $15.00
                                                   97.5%     $22.41         6                      $10.00




-----------------------------------------------------------------------------------------------------------

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                           Income Approach
================================================================================

     The rent comparables form a full-service range of $20.40 to $23.64 per square foot per year on an effective basis ($1.70 to $1.97/sq.ft./month). They compete in the same market and represent mid-size leases which are comparable to the subject. Lease terms range from five to seven years.

     Comparables R-1 through R-3 are written on full-service terms while comparable R-4 was written on triple-net terms. We converted comparable R-4's rent to full-service terms by adding estimated expenses ($6.00/square foot).

     Comparables R-1 and R-2 were taken on an as is basis. In the case of comparable R-3, the landlord granted the tenant an improvement allowance of $15.00 per square foot over an existing $25.00 per square foot interior finish. There was a $5.00 per square foot tenant improvement allowance granted for comparable R-4.

     The two most recent leases within the subject range from $22.32 to $22.80 per square foot per year ($1.86 to $1.90/sq.ft./month).

     After considering the competitive properties and the Seagate and Matsushita leases, it is our opinion that the following parameters are representative of a market lease for the subject property as of the effective date of appraisal:

     1) The market rental rate for the subject building is estimated to equate to $22.80 per square foot of net rentable area per year
          ($1.90/sq.ft./month), full-service.

     2)   Future leases are assumed to be five-year lease terms.

     3) The tenant improvement allowance is projected to be $5.00 per square foot on a weighted average for tenant renewals of second generation space.

Rental Rate Forecast

     Several brokers indicated to us that the quoted rental rates for the buildings that compete with the subject property have recently experienced significant increases. Our historical survey presented earlier in the Market Analysis section supports this contention. Furthermore, it is our opinion that the subject will likely experience fairly healthy rental rate increases over the next several years because of increasingly higher occupancy rates in the subject's market area, coupled with the fact that no new construction will likely take place because it is not yet feasible from a rental rate perspective.

     As such, we have forecasted a 3.5% annual compounded increase in the market rental rate for the subject property over the entire holding period in the discounted cash flow analysis.

Expense Recovery Income

     Based on the subject's 1996 budget and our discounted cash flow analysis, we have estimated recoveries at $113,885 for the fiscal year ending July 31, 1997 (see DCF).


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

Vacancy and Collection Loss

     Both the investor and the appraiser are primarily interested in the cash revenue that an income property is likely to produce annually over a specified period time rather than what it could produce if it were always 100 percent occupied and all the tenants were actually paying their rent in full and on time. It is normally a prudent practice to expect some income loss, either in the form of actual vacancy or in the form of turnover, non-payment, or slow payment of rent.

     Regarding collection loss specifically, we have applied a one percent loss factor throughout the holding period primarily as a contingency for potential collection problems and tenant defaults. This collection loss factor is applied to rental income from all tenants.

     We have projected an approximate four month vacancy period at the expiration of every lease with an average lease term of five years. This equates to a 6.3 percent vacancy factor (four months divided by 64 months including the four months vacancy). Our analysis includes a 50 percent probability of rollover (existing tenants re-leasing their space) and a 50 percent probability of turnover (existing tenants vacating the premises and new tenants leasing the vacated space).

     The resulting physical (rollover/turnover) occupancy level for the property within the cash flow is 95.4 percent. In addition to this physical occupancy, we have projected a 2.0 percent economic vacancy factor, as previously noted. Therefore, the overall average occupancy factor over the projection term is 93.5 percent.

     According to Colliers Parrish (June 1996), the average occupancy level of the subject property's submarket is 100 percent for research and development space which is a substantial increase from the June 1995 occupancy level of 89.5 percent. Cushman & Wakefield's Research Services Group reports Cupertino's office occupancy level at 98.8 percent through the second quarter of 1996. It is our opinion that an occupancy level of 93.5 percent is prudent and reasonable for an investment holding period for the Cupertino market.

Operating and Fixed Expenses

     On the facing page is our Income and Expense Summary for the subject property. We based our estimated operating expenses on a review of the 1994 and 1995 actual itemized expenses for the subject property. In addition, we were provided with the property's 1996 budget. Finally, this data was compared with known operating statements of similar projects, and consultations with the local property management personnel, as well as Cushman & Wakefield's Management staff.

     Our initial inputs for the DCF analysis are based on the historic and budgeted expenses as well as our appraisal files for other similar buildings. An explanation of our initial inputs follows:


Operating Expenses

     Property Taxes

     The initial input for the discounted cash flow is based on the appraised value times the tax rate plus the direct assessments giving consideration to the range of values indicated by the approaches to value.


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

     Insurance

     Insurance costs are estimated by using the subject's budgeted 1996 forecast for insurance and other similar type buildings in the market.

     Common Area Charges

     Common area charges are estimated by using the subject's budgeted 1996 forecast and other similar type buildings in the market.

     Management Fee

     Management expense is estimated at a market rate of 3.0% of the effective gross income.

Other Expenses:

     Other operating expenses include Tenant Improvements, Leasing Commissions, and Capital Replacement/Reserves. The probability of incurring future leasing commissions and tenant alterations is based on a 50 percent probability of turnover (an existing tenant vacates a space and the space is released to a new tenant) and a 50 percent probability of rollover (an existing tenant relets his space).

     Tenant Improvements - We have factored a weighted average of $5.00 per square foot allowance for subsequent leases.

     Tenant improvement costs are projected to increase at a rate of 3.5 percent per year through the projection period.

     Leasing Commissions - For the period under analysis, leasing commissions for all new leases are estimated to be 6.0 percent for year 1; 5.0% for years 2 and 3; 4.0% for year 4; and 3.0% for year 5. Renewal commissions without brokerage participation.

     As a result of these projections, the weighted average commission applied to all expiring space is equal to one-half of the schedule shown above.

     Capital Replacements/Reserves - Reserves for replacements are or should be set aside to accumulate an amount sufficient to replace and/or repair certain major building components over time, i.e., roof, major parking lot repairs, HVAC systems, etc. during the period under analysis. Based on the expense behavior of other comparable properties and the age of the subject property, we have estimated capital replacements/reserves at $0.10 per net rentable square foot, increasing by 3.5 percent per year throughout our analysis.

     Our projected expenses are predicated on the assumption that the property will be prudently managed, while maintaining the improvements at a competitive level to preserve value. The preceding cumulative annual operating expense estimate for the fiscal year ending in July 1997 equates to $454,305 ($5.97 per square foot of net rentable area), excluding the capital replacements, tenant improvements and the leasing commissions. Our total projected expenses appear reasonable when compared to the historical experience and the 1996 budgeted amount. The primary difference is the increase in the tax assessment and management fee used for the discounted cash flow analysis.


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

Cash Flow Model

     In the calculation of the cash flow forecasts and investment results produced under these assumptions, projections and parameters, we employed the Pro-Ject Plus+ computer program. The program has the flexibility to allow for a tenant-by-tenant analysis of the subject as encumbered by the existing leases. It also allows for a variety of assumptions regarding future income streams and expenses. The annual cash flow report can be found on the following page.


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                        19925 STEVENS CREEK CUPERTINO CA
                            PROJECT DESIGNATOR: AECC
                           REVISION: 8/12/96 @ 17:14
                             ANNUAL CASH FLOW REPORT
                          BEGINNING 8/1/96 FOR 11 YEARS


                       FY1997        FY1998        FY1999        FY2000        FY2001         FY2002
INCOME
------
MINIMUM RENT:
ALL TENANTS           1,549,167     1,554,851     1,559,028     1,480,790     1,473,718     2,086,021
                     ----------    ----------    ----------    ----------    ----------    ----------
TOTAL MINIMUM RENT    1,549,167     1,554,851     1,559,028     1,480,790     1,473,718     2,086,021

RECOVERIES:
REIMBURSABLE 2           94,690        97,508       100,415        68,520       106,506       109,697
REIMBURSABLES            19,195        28,852        38,780        44,038         7,836         8,995
                     ----------    ----------    ----------    ----------    ----------    ----------
TOTAL RECOVERIES        113,885       126,360       139,195       112,558       114,342       118,692



                     ----------    ----------    ----------    ----------    ----------    ----------
GROSS RENTAL
  INCOME              1,663,052     1,681,211     1,698,223     1,593,348     1,588,060     2,204,713
CREDIT LOSS             (33,261)      (33,624)      (33,964)      (31,867)      (31,761)      (44,094)
                     ----------    ----------    ----------    ----------    ----------    ----------
TOTAL INCOME          1,629,791     1,647,587     1,664,259     1,561,481     1,556,299     2,160,619

EXPENSES
--------
PROPERTY TAX            141,633       144,466       147,355       150,302       153,308       156,375
INSURANCE                31,429        32,529        33,667        34,846        36,065        37,328
COMMON AREA R & M       232,349       240,481       248,898       257,609       266,626       275,958
MANAGEMENT FEE           48,894        49,428        49,928        46,844        46,689        64,819
                     ----------    ----------    ----------    ----------    ----------    ----------
TOTAL EXPENSES          454,305       466,904       479,848       489,601       502,688       534,480
                     ----------    ----------    ----------    ----------    ----------    ----------
NET OPERATING
  INCOME              1,175,486     1,180,683     1,184,411     1,071,880     1,053,611     1,626,139

ALTERATIONS                   0             0             0             0       448,034             0
COMMISSIONS                   0             0             0             0       251,981             0
RESERVES                  7,800         8,073         8,356         8,648         8,951         9,264
                     ----------    ----------    ----------    ----------    ----------    ----------
CASH FLOW             1,167,686     1,172,610     1,176,055     1,063,232       344,645     1,616,875


                       FY2003         FY2004        FY2005        FY2006        FY2007
INCOME
------
MINIMUM RENT
ALL TENANTS           2,159,032     2,234,597     2,312,808     1,659,567     2,377,205
                     ----------    ----------    ----------    ----------    ----------
TOTAL MINIMUM RENT    2,159,032     2,234,597     2,312,808     1,659,567     2,377,205

RECOVERIES:
REIMBURSABLE 2          112,988       116,384       119,887        83,047       127,232
REIMBURSABLES            22,989        36,209        46,836        26,413        16,625
                     ----------    ----------    ----------    ----------    ----------
TOTAL RECOVERIES        135,977       152,593       166,723       109,460       143,857




                     ----------    ----------    ----------    ----------    ----------
GROSS RENTAL
  INCOME              2,295,009     2,387,190     2,479,531     1,769,027     2,521,062
CREDIT LOSS             (45,900)      (47,744)      (49,591)      (35,381)      (50,421)
                     ----------    ----------    ----------    ----------    ----------
TOTAL INCOME          2,249,109     2,339,446     2,429,940     1,733,646     2,470,641

EXPENSES
--------
PROPERTY TAX            159,502       162,692       165,946       169,265       172,650
INSURANCE                38,634        39,986        41,386        42,834        44,333
COMMON AREA R & M       285,616       295,613       305,959       316,668       327,751
MANAGEMENT FEE           67,473        70,183        72,898        52,009        74,119
                     ----------    ----------    ----------    ----------    ----------
TOTAL EXPENSES          551,225       568,474       586,189       580,776       618,853
                     ----------    ----------    ----------    ----------    ----------
NET OPERATING
  INCOME              1,697,884     1,770,972     1,843,751     1,152,870     1,851,788

ALTERATIONS                   0             0             0       433,917        98,206
COMMISSIONS                   0             0             0       244,041        55,232
RESERVES                  9,588         9,924        10,271        10,631        11,003
                     ----------    ----------    ----------    ----------    ----------
CASH FLOW             1,688,296     1,761,048     1,833,480       464,281     1,687,347


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

Terminal Capitalization Rate Selection

     A terminal capitalization rate was used to estimate the market value of the property at the end of the assumed investment holding period. The rate is applied to the eleventh year estimate of net operating income before making deductions for leasing commissions, tenant improvement allowances, or capital reserves. We estimated an appropriate terminal rate based on the indicated capitalization rates of the improved property sales in today's market, as summarized below.

================================================================================
                         Summary of Capitalization Rates
================================================================================
                       Sale                    Capitalization
                        No.                         Rate
================================================================================
                        1-1                         11.9%
                        1-2                         10.0%
                        1-3                         10.5%
                        1-4                          9.5%
================================================================================

     A premium is generally added to today's rate to allow for the risk of unforeseen events or trends which might affect our estimate of net operating income during the holding period, including possible changes in market conditions for the property. Investors typically add 50 to 100 basis points to the going-in rate to arrive at a terminal capitalization rate, according to Cushman & Wakefield's periodic investor surveys.

     Considering the survey results and comparing the subject property to the comparables included in the Sales Comparison Approach, but also tempered by the fact that capitalization rates are falling, we are of the opinion that a 10.0 percent terminal capitalization rate is appropriate to apply to the subject's projected net operating income in the eleventh year. This results in an estimated terminal value (or sales price) for the property at the end of the 10th year of $18,517,840 ($1,851,784/.10).

     From this projected sales price, the estimated costs of sale for such items as real estate commissions, closing costs, legal fees, as well as others, must be deducted. We have estimated these costs to be three percent of the sales price resulting in cash flow from the sale of the property in the tenth year of $18,462,286 ($18,517,840 - $55,554).

Discount Rate Analysis

     We estimated future cash flows, including property value at reversion, and discounted that income stream at an internal rate of return (yield rates) currently required by investors for similar- quality real property. The yield rate (internal rate of return or IRR) is the single rate that discounts all future equity benefits (cash flows and equity reversion) to an estimate of net present value.

     Cushman & Wakefield Valuation Advisory Services periodically surveys national real estate investors to determine their investment objectives. Following is a brief review of internal rates of return, overall rates, and income and expense growth rates considered acceptable by respondents.


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

                 CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES
       SUMMER 1996 NATIONAL INVESTOR SURVEY FOR SUBURBAN OFFICE BUILDINGS

========================================================================================================
                 GOING IN        TERMINAL         IRR            INCOME        EXPENSE
                                                                 GROWTH        GROWTH
                                                                                            Projection
             -----------------------------------------------------------------------------
                LOW    HIGH    LOW     HIGH    LOW    HIGH     LOW   HIGH     LOW    HIGH     Period
========================================================================================================
Mean            9.2     9.8     9.6    10.1    12.9   13.5     3.6    4.1     3.4    3.6      7.7-8.7
--------------------------------------------------------------------------------------------------------
Range           8.0    12.0     8.5    11.0    10.5   20.0     2.0    7.0     2.0    4.3        5-11
--------------------------------------------------------------------------------------------------------
No. of Responses: 37 to 45
========================================================================================================

     This table summarizes the investment parameters of some of the most prominent investors currently acquiring good quality office building properties in the United States. The entire survey is included in the Addenda to this report.

     The investor's internal rates of return cited above range from 10.5 to 20.0 percent. We have selected a 12.0 percent discount rate for the subject property.

     The internal rate of return and terminal capitalization rate selected for this analysis were strongly influenced by our recent Investor Survey, but we also relied very heavily on the anecdotal data from Cushman & Wakefield's Financial Services Group. Furthermore, we realize that the survey reflects target rates rather than transactional rates. Transactional rates are usually difficult to obtain in the verification process and are actually only target rates of the buyer at the time of sale. The property's performance will ultimately determine the actual yield and capitalization rate at the time of sale after a specific holding period. We have found that, in improving markets or with above average properties, demand will be high and transactional rates may be lower than target rates that are quoted in surveys. We have tried to recognize this factor in our choice of rate for our cash flow model.

Discounted Cash Flow Chart

     The discounted cash flow matrix can be found on the following page.


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

         PURCHASE/SALE YIELD TABLE FOR 19925 STEVENS CREEK CUPERTINO CA
                           REVISION: 8/12/96 @ 17:14
             Purchase Price(OOO's)/Cap Going In as a function of IRR
            All Cash analysis (Purchased August 1996 Sold July 2007)

                         Sale Price(OOO's)/Terminal Cap
             20,510    19,984    19,485    19,009    18,557    18,125    17,713
  IRR         9.50      9.75     10.00     10.25     10.50     10.75     11.00
--------------------------------------------------------------------------------
11.00        14,133    13,967    13,808    13,657    13,514    13,377    13,246
              8.32      8.42      8.51      8.61      8.70      8.79      8.87
11.50        13,641    13,482    13,332    13,188    13,051    12,921    12,797
              8.62      8.72      8.82      8.91      9.01      9.10     9.19
12.00        13,172    13,021    12,877    12,740    12,610    12,486   12,368
              8.92      9.03      9.13      9.23      9.32      9.41      9.50
12.50        12,724    12,580    12,443    12,313    12,189    12,071    11,958
              9.24      9.34      9.45      9.55      9.64      9.74      9.83
13.00        12,297    12,159    12,029    11,905    11,787    11,675    11,567
              9.56      9.67      9.77      9.87      9.97     10.07     10.16
13.50        11,889    11,758    11,634    11,516    11,403    11,296    11,194
              9.89     10.00     10.10     10.21     10.31     10.41     10.50


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                                      -34-

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

Conclusions Via the Income Approach

     The resulting value estimate is $12,875,000 (rounded), or $169.30 per net rentable square foot, which translates in a 9.1 percent ($1,175,486/$12,875,000) going-in capitalization rate.


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                 RECONCILIATION AND FINAL ESTIMATE OF VALUE
================================================================================

     Value indications for the subject property by the Approaches to Value are indicated as follows:

          Cost Approach                                    NA
          Sales Comparison Approach                   $12,550,000
          Income Approach                             $12,875,000

     In the reconciliation, each approach to value is considered in order to determine the reliability of the data in each and to weigh which approach best represents the actions of typical users and investors in the market.

     The Cost Approach was not utilized in this appraisal primarily due to the subjectivity in estimating physical depreciation and the little reliance placed by market participants in using this approach to value this type of asset.

     The Sales Comparison Approach, is based on the principle of substitution which implies that a prudent person will not pay more to buy or rent a property than it would cost to buy a comparable substitute property. In this approach, the subject property was compared with five comparable building sales. We analyzed the sales using the sales price per square foot due to the market's preference for this method. Although various dissimilarities between the sales and the subject were noted, the general analysis is believed to provide reasonable support for our value conclusion. As such, the Sales Comparison Approach is afforded appropriate weight in the final conclusion.

     The Income Approach is based upon investor expectations for the income stream generated by an income producing property. After estimating gross income and the absorption of the vacant space, deductions were made for vacancy and collection losses, and variable, fixed and other expenses. The resulting net operating income was then converted into an indication of value by means of discounted cash flow model.

     Since investment properties are generally bought and sold based upon their income generating ability, all sources of pertinent data were carefully researched. It is our opinion that the Income Approach is the most reliable indicator of the value of the subject since the intent of our analysis was to mirror investor expectations.

     Therefore, giving primary weight to the indication of value via the Income Approach, as supported by the Sales Comparison Approach, we have formed an opinion that the market value of the leased fee estate in the referenced property, subject to the assumptions, limiting conditions, certifications, and definitions, as of July 26, 1996, was:

                  TWELVE MILLION EIGHT HUNDRED THOUSAND DOLLARS
                                   $12,800,000


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                 Reconciliation and Final Estimate of Value
================================================================================

Marketing Time

     Marketing time is an estimate of the time that might be required to sell a real property interest at the appraised value. Marketing time is presumed to start on the effective date of the appraisal. Marketing time is subsequent to the effective date of the appraisal, and exposure time is presumed to precede the effective date of appraisal.

     The estimate of marketing time uses some of the same data analyzed in the process of estimating the reasonable exposure time and is not intended to be a prediction of a date of sale.

     Our estimate of an appropriate marketing time for the subject relates to a sale of the property in its As Is condition. Based on our discussions with local brokers and buyer/sellers of projects like the subject, as well as our assessment of the local real estate market and economic forces in general, we have concluded that the probable marketing period for the subject property in today's environment would approximate six to nine months.


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        ASSUMPTIONS AND LIMITING CONDITIONS
================================================================================

Appraisal means the appraisal report and opinion of value stated therein; or the letter opinion of value, to which these Assumptions and Limiting Conditions are annexed.

Property means the subject of the Appraisal.

C&W means Cushman & Wakefield, Inc. or its subsidiary which issued the Appraisal.

Appraiser(s) means the employee(s) of C&W who prepared and signed the Appraisal.

The Appraisal has been made subject to the following assumptions and limiting conditions:

1) No opinion is intended to be expressed and no responsibility is assumed for the legal description or for any matters which are legal in nature or require legal expertise or specialized knowledge beyond that of a real estate appraiser. Title to the Property is assumed to be good and marketable and the Property is assumed to be free and clear of all liens unless otherwise stated. No survey of the Property was undertaken.

2) The information contained in the Appraisal or upon which the Appraisal is based has been gathered from sources the Appraiser assumes to be reliable and accurate. Some of such information may have been provided by the owner of the Property. Neither the Appraiser nor C&W shall be responsible for the accuracy or completeness of such information, including the correctness of estimates, opinions, dimensions, sketches, exhibits and factual matters.

3) The opinion of value is only as of the date stated in the Appraisal. Changes since that date in external and market factors or in the Property itself can significantly affect property value.

4) The Appraisal is to be used in whole and not in part. No part of the Appraisal shall be used in conjunction with any other appraisal. Publication of the Appraisal or any portion thereof without the prior written consent of C&W is prohibited. Except as may be otherwise stated in the letter of engagement, the Appraisal may not be used by any person other than the party to whom it is addressed or for purposes other than that for which it was prepared. No part of the Appraisal shall be conveyed to the public through advertising, or used in any sales or promotional material without C&W`s prior written consent. Reference to the Appraisal Institute or to the MAI designation is prohibited.

5) Except as may be otherwise stated in the letter of engagement, the Appraiser shall not be required to give testimony in any court or administrative proceeding relating to the Property or the Appraisal.

6) The Appraisal assumes (a) responsible ownership and competent management of the Property; (b) there are no hidden or unapparent conditions of the Property, subsoil or structures that render the Property more or less valuable (no responsibility is assumed for such conditions or for arranging for engineering studies that may be required to discover them); (c) full compliance with all applicable federal, state and local zoning and environmental regulations and laws, unless noncompliance is stated, defined and considered in the Appraisal; and (d) all required licenses, certificates of occupancy and other governmental


================================================================================

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                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                   Assumptions and Limiting Conditions
================================================================================

     consents have been or can be obtained and renewed for any use on which the value estimate contained in the Appraisal is based.

7) The physical condition of the improvements considered by the Appraisal is based on visual inspection by the Appraiser or other person identified in the Appraisal. C&W assumes no responsibility for the soundness of structural members nor for the condition of mechanical equipment, plumbing or electrical components.

8) The forecasted potential gross income referred to in the Appraisal may be based on lease summaries provided by the owner or third parties. The Appraiser assumes no responsibility for the authenticity or completeness of lease information provided by others. C&W recommends that legal advice be obtained regarding the interpretation of lease provisions and the contractual rights of parties.

9) The forecasts of income and expenses are not predictions of the future. Rather, they are the Appraisers best estimates of current market thinking on future income and expenses. The Appraiser and C&W make no warranty or representation that these forecasts will materialize. The real estate market is constantly fluctuating and changing. It is not the Appraiser's task to predict or in any way warrant the conditions of a future real estate market; the Appraiser can only reflect what the investment community, as of the date of the Appraisal, envisages for the future in terms of rental rates, expenses, supply and demand.

10) Unless otherwise stated in the Appraisal, the existence of potentially hazardous or toxic materials which may have been used in the construction or maintenance of the improvements or may be located at or about the Property was not considered in arriving at the opinion of value. These materials (such as formaldehyde foam insulation, asbestos insulation and other potentially hazardous materials) may adversely affect the value of the Property. The Appraisers are not qualified to detect such substances. C&W recommends that an environmental expert be employed to determine the impact of these matters on the opinion of value.

11) Unless otherwise stated in the Appraisal, compliance with the requirements of the Americans With Disabilities Act of 1990 (ADA) has not been considered in arriving at the opinion of value. Failure to comply with the requirements of the ADA may adversely affect the value of the Property. C&W recommends that an expert in this field be employed.


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                 CERTIFICATION OF APPRAISAL
================================================================================

We certify that, to the best of our knowledge and belief:

     1) I, George J. Geranios inspected the property, and 1, Kenneth E. Matlin, MAI, have reviewed the report and concur with the findings contained herein.

     2)   The statements of fact contained in this report are true and correct.

     3) The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions, and are our personal, unbiased professional analyses, opinions, and conclusions.

     4) We have no present or prospective interest in the property that is the subject of this report, and we have no personal interest or bias with respect to the parties involved.

     5) Our compensation is not contingent upon the reporting of a predetermined value or direction in value that favors the cause of the client, the amount of the value estimate, the attainment of a stipulated result, or the occurrence of a subsequent event. The appraisal assignment was not based on a requested minimum valuation, a specific valuation or the approval of a loan.

     6) No one provided significant professional assistance to the persons signing this report.

     7) Our analyses, opinions, and conclusions were developed, and this report has been prepared, in conformity with the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation and the Code of Professional Ethics and the Standards of Professional Appraisal Practice of the Appraisal Institute.

     8) The use of this report is subject to the requirements of the Appraisal Institute relating to review by its duly authorized representatives.

     9) As of the date of this report, Kenneth E. Matlin, MAI, has completed the requirements of the continuing education program of the Appraisal Institute.


/s/  George J, Geranios
     -----------------------
     George J, Geranios
     Valuation Advisory Services
     Certification No. AG011942



/s/  Kenneth E. Matlin
     -----------------------
     Kenneth E. Matlin, MAI
     Managing Director
     Valuation Advisory Services
     Certification No. AG002022


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                    ADDENDA
================================================================================

     Legal Description
     Investor Survey
     DCF Assumptions
     Appraisers' Qualifications


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                             SURVEYOR'S CERTIFICATE
                                  JUNE 1, 1994

THE UNDERSIGNED, BEING A DULY LICENSED AND QUALIFIED SURVEYOR IN AND FOR THE STATE OF CALIFORNIA, DOES HEREBY CERTIFY TO:

     WHO-[ILLEGIBLE] Real Estate Limited Partnership. A Delaware limited partnership. GENERAL ELECTRICAL CAPITAL CORPORATION
     CHICAGO TITLE INSURANCE COMPANY

THAT THIS SURVEY PRINT IS A TRUE AND ACCURATE SURVEY BASED ON AN INSPECTION OF THE FOLLOWING DESCRIBED REAL ESTATE (THE "PREMISES:):

     ALL THAT CERTAIN REAL PROPERTY SITUATE IN THE CITY OF CUPERTINO, COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS;

     PARCEL ONE:

     ALL OF PARCEL 1, AS SAID PARCEL IS SHOWN ON THAT CERTAIN PARCEL MAP FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, ON NOVEMBER 16, 1983 IN BOOK 521 OF MAPS, PAGE 23 AND IS MORE PARTICULARLY DESCRIBED AS FOLLOWS:

     BEGINNING AT THE SOUTHWEST CORNER OF THE ABOVE SAID MAP, SAID POINT BEING ON THE NORTHERLY LINE OF STEVENS CREEK BOULEVARD; THENCE ALONG THE WESTERLY LINE OF SAID PARCEL N 00(DEGREE) 42'50" W 393.24 FEET TO THE NORTHWEST CORNER OF SAID PARCEL; THENCE ALONG THE NORTHERLY LINE OF SAID PARCEL N 89(DEGREE)36'00" E 496.83 FEET TO THE NORTHEAST CORNER OF SAID PARCEL; THENCE ALONG THE EASTERLY LINE OF SAID PARCEL S 00(DEGREE)42'50" E 393.24 FEET TO T HE SOUTHEAST CORNER OF SAID PARCEL, SAID POINT BEING ON THE NORTHERLY LINE OF SAID STEVENS CREEK BOULEVARD; THENCE ALONG THE SOUTHERLY LINE OF SAID PARCEL AND THE NORTHERLY LINE OF STEVENS CREEK BOULEVARD S 89(DEGREE)36'00" W 496.83 FEET TO THE POINT OF BEGINNING.

     CONTAINING 4.485 ACRES AND 195,370 SQUARE FEET.

     PARCEL TWO:

     AN EASEMENT FOR INGRESS AND EGRESS OVER THE FOLLOWING DESCRIBED STRIP OS
     LAND:

     BEGINNING AT THE SOUTHEASTERLY CORNER OF THE ABOVE DESCRIBED PARCEL 1, ON THE NORTHERLY LINE OF STEVENS CREEK BOULEVARD, AS SHOWN ON THE ABOVE DESCRIBED PARCEL MAP; THENCE N 89(DEGREE)36'00" E, AND ALONG THE NORTHERLY LINE OF STEVENS CREEK BOULEVARD, 20.00 FEET TO A POINT; THENCE N 19(DEGREE)07'02" W 63.35 FEET TO A POINT ON THE EASTERLY LINE OF THE ABOVE DESCRIBED PARCEL 1; THENCE ALONG SAID EASTERLY LINE, S 0(DEGREE)42'50" E
     30.00 FEET TO THE POINT OF BEGINNING.

Office Market
Suburban/Non-CBD

-------------------------------------------------------------------------------------------------------------------------
                                Capitalization Rates                 Internal                    Growth Rate
                          ----------------------------------                           ---------------------------------
                             Going-In            Terminal         Rate of Return           Income            Expenses
                          Low       High       Low      High      Low      High        Low       High      Low      High
-------------------------------------------------------------------------------------------------------------------------
Class A-Leased Asset
-------------------------------------------------------------------------------------------------------------------------
                          9.5%       9.5%     10.5%    10.5%     10.5%     10.5%       3.0%      3.0%      3.0%      3.0%
                          8.5%       8.5%      9.3%     9.3%     11.3%     11.3%       4.0%      4.0%      4.0%      4.0%
                         11.0%      11.0%                        12.0%     12.0%       5.0%      3.0%      3.0%      3.0%
                          8.5%      10.0%      9.0%    10.5%     11.0%     12.5%       3.5%      3.5%      3.5%      3.5%
                          8.0%      10.0%      9.5%    10.0%     11.5%     12.0%       4.0%      6.0%      4.0%      4.0%
                         10.0%      11.0%     10.5%    11.0%     12.0%     12.0%       3.0%      3.0%      3.0%      3.0%
                          8.0%       9.0%      8.5%     8.5%     11.0%     12.0%       4.0%      4.0%      4.0%      4.0%
                          9.1%       9.1%     10.1%    10.1%     11.5%     11.5%       3.8%      4.0%      4.3%      4.3%
                          8.5%       9.5%      9.5%    11.0%     11.0%     11.0%       3.5%      4.0%      3.5%      4.0%
                          8.5%      10.0%      9.0%    10.5%     11.0%     11.5%       3.0%      3.5%      3.0%      3.5%
                          9.0%       9.0%     10.0%    10.0%     11.5%     11.5%       4.0%      4.0%      4.0%      4.0%
                          9.0%       9.0%      9.0%     9.0%     12.0%     13.0%       4.0%      7.0%      4.0%      4.0%
                          9.0%       9.0%      9.0%    10.0%     11.0%     11.0%       3.0%      4.0%      3.0%      4.0%
                          8.0%      10.0%
                          8.0%       9.0%      8.0%     9.0%     10.0%     12.0%       5.0%      5.0%      4.0%      4.0%
-------------------------------------------------------------------------------------------------------------------------
   Responses               15         15        13       13        14        14         14        14        14        14
   Average (%)            8.8%       9.6%      9.4%    10.0%     11.2%     11.7%       3.8%      4.1%      3.6%      3.7%
-------------------------------------------------------------------------------------------------------------------------

Class B-Leased Asset
-------------------------------------------------------------------------------------------------------------------------
                          9.5%       9.5%     10.5%    10.5%     10.5%     10.5%       3.0%      3.0%      3.0%      3.0%
                          8.8%       8.8%      9.5%     9.5%     11.8%     11.8%       3.5%      3.5%      3.5%      3.5%
                         12.0%      12.0%                        18.0%     18.0%       5.0%      3.0%      3.0%      3.0%
                         10.5%      10.5%     10.0%    10.0%     11.0%     13.0%       2.0%      2.0%      2.0%      2.0%
                          8.0%      10.0%      9.5%    10.0%     11.0%     12.0%       4.0%      6.0%      4.0%      4.0%
                          9.0%      10.0%      9.0%     9.5%     11.0%     12.0%       4.0%      4.0%      4.0%      4.0%
                          9.4%       9.4%     10.4%    10.4%     11.5%     11.5%       3.8%      4.0%      4.3%      4.3%
                          8.5%       9.5%      9.5%    11.0%     11.0%     11.0%       3.5%      4.0%      3.5%      4.0%
                         10.0%      10.0%     10.0%    10.0%     14.0%     14.0%       4.0%      7.0%      4.0%      4.0%
                          9.0%       9.0%     10.0%    10.0%     11.0%     11.0%       3.0%      4.0%      3.0%      4.0%
                         10.0%      11.0%
                         10.0%      11.0%     10.0%    11.0%     12.0%     13.0%       5.0%      5.0%      4.0%      4.0%
-------------------------------------------------------------------------------------------------------------------------
   Responses               12         12        10       10        11        11         11        11        11        11
   Average (%)            9.6%      10.1%      9.7%    10.2%     12.1%     12.6%       3.7%      4.1%      3.5%      3.6%
-------------------------------------------------------------------------------------------------------------------------

Class A-Value Added
-------------------------------------------------------------------------------------------------------------------------
                         10.0%      10.0%                        13.0%     13.0%       3.0%      3.0%      3.0%      3.0%
                          8.0%      10.0%      8.5%     9.0%     11.0%     12.0%       4.0%      4.0%      4.0%      4.0%
                         10.0%      11.0%     10.0%    11.0%     16.0%     20.0%       4.0%      4.0%      3.0%      3.0%
                          9.4%       9.4%     10.4%    10.4%     11.5%     11.5%       3.8%      4.0%      4.3%      4.3%
                          8.5%       9.5%      9.5%    11.0%     11.0%     11.0%       3.5%      4.0%      3.5%      4.0%
                          6.0%       6.0%      9.0%     9.0%     17.0%     20.0%       4.0%      7.0%      4.0%      4.0%
                          9.0%       9.0%      9.0%    10.0%     13.0%     13.0%       3.0%      4.0%      3.0%      4.0%
                          8.0%      10.0%
                         12.0%      12.0%     10.0%    10.0%     16.0%     16.0%       3.0%      3.0%      3.0%      3.0%
-------------------------------------------------------------------------------------------------------------------------
   Responses                9          9         7        7         8         8          8         8         8         8
   Average (%)            9.0%       9.7%      9.5%    10.1%     13.6%     14.6%       3.5%      4.1%      3.5%      3.7%
-------------------------------------------------------------------------------------------------------------------------

Class B-Value Added
-------------------------------------------------------------------------------------------------------------------------
                         11.0%      11.0%                        18.0%     18.0%       3.0%      3.0%      3.0%      3.0%
                         10.5%      10.5%     10.0%    10.0%     11.0%     13.0%       2.0%      2.0%      2.0%      2.0%
                         10.0%      11.0%     10.0%    11.0%     16.0%     20.0%       4.0%      4.0%      3.0%      3.0%
                          9.6%       9.6%     10.6%    10.6%     11.5%     11.5%       3.6%      4.0%      4.3%      4.3%
                          8.5%       9.5%      9.5%    11.0%     11.0%     11.0%       3.5%      4.0%      3.5%      4.0%
                          6.0%       6.0%     10.0%    10.0%     20.0%     20.0%       4.0%      7.0%      4.0%      4.0%
                          9.0%       9.0%      9.0%    10.0%     13.0%     13.0%       3.0%      4.0%      3.0%      4.0%
                          9.0%      10.0%
                         12.0%      12.0%     10.0%    10.0%     16.0%     16.0%       3.0%      3.0%      3.0%      3.0%
-------------------------------------------------------------------------------------------------------------------------
   Responses                9          9         7        7         8         8          8         8         8         8
   Average (%)            9.5%       9.6%      9.9%    10.4%     14.6%     15.3%       3.3%      3.9%      3.2%      3.4%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 Total Responses            45         45        37       37        41        41         41        41        41        41
Weighted Average (%)      9.2%       9.8%      9.6%    10.1%     12.9%     13.5%       3.6%      4.1%      3.4%      3.6%
-------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------

                             Typical Projection

                                 Period (Years)
                              Low        High
-----------------------------------------------
Class A-Leased Asset
-----------------------------------------------
                              10.0       10.0
                              10.0       10.0
                               5.0        7.0
                              10.0       10.0
                              10.0       10.0
                              10.0       10.0
                              10.0       10.0
                              10.0       10.0
                              11.0       11.0
                              10.0       10.0
                              10.0       10.0
                               5.0        7.0
                               7.0       10.0

                               5.0       10.0
-----------------------------------------------
   Responses                   14         14
   Average (%)                 8.8        9.6
-----------------------------------------------

Class B-Leased Asset
-----------------------------------------------
                              10.0       10.0
                              10.0       10.0
                               5.0        7.0
                              10.0       10.0
                              10.0       10.0
                              10.0       10.0
                              10.0       10.0
                              11.0       11.0
                               5.0        7.0
                               7.0       10.0

                               5.0       10.0
-----------------------------------------------
   Responses                   11         11
   Average (%)                8.5%       9.5%
-----------------------------------------------

Class A-Value Added
-----------------------------------------------
                               5.0        7.0
                              10.0       10.0
                               5.0        5.0
                              10.0       10.0
                              11.0       11.0
                               5.0        7.0
                               7.0       10.0

                               2.0        2.0
-----------------------------------------------
   Responses                    8          8
   Average (%)                 6.9        7.8
-----------------------------------------------

Class B-Value Added
-----------------------------------------------
                               6.0        7.0
                              10.0       10.0
                               5.0        5.0
                              10.0       10.0
                              11.0       11.0
                               8.0        7.0
                               7.0       10.0

                               2.0        2.0
-----------------------------------------------
   Responses                    8          8
   Average (%)                 6.9        7.6
-----------------------------------------------

Total Responses                41         41
Weighted Average (%)           7.7        8.7
-----------------------------------------------

"Leased Assets" refers to predominantly "passive" investments involving substantially leased Properties.

"Value Added" denotes properties which require more active management involvement due to leasing issues and/or additional capital investments for physical issues.


                                 -----------------------------------------------
                                 Cushman & Wakefield Valuation Advisory Services
                                            National Investor Survey-Summer 1996



                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

Industrial Market
Business Parks, Other Industrial and Manufacturing

-------------------------------------------------------------------------------------------------------------------------
                                Capitalization Rates                 Internal                    Growth Rate
                          ----------------------------------                           ---------------------------------
                             Going-In            Terminal         Rate of Return           Income            Expenses
                          Low       High       Low      High      Low      High        Low       High      Low      High
-------------------------------------------------------------------------------------------------------------------------
Class A-Leased Asset
--------------------------------------------------------------------------------------------------------------------------
                          8.5%       9.5%      9.5%    11.0%     11.0%     11.0%       3.5%      4.0%      3.5%      4.0%
                          9.5%       9.5%     10.0%    10.0%     12.0%     12.0%       3.0%      4.0%      3.0%      4.0%
                          8.5%       9.5%      9.5%    11.0%     11.0%     11.0%       3.5%      4.0%      3.5%      4.0%
                          9.0%       9.0%                        12.0%     12.0%       3.0%      4.0%      3.0%      4.0%
--------------------------------------------------------------------------------------------------------------------------
   Responses                4          4         3        3         4         4          4         4         4         4
   Average (%)            8.9%       9.4%      9.7%    10.7%     11.5%     11.5%       3.3%      4.0%      3.3%      4.0%
--------------------------------------------------------------------------------------------------------------------------
Class B-Leased Asset
--------------------------------------------------------------------------------------------------------------------------
                          8.5%       9.5%      9.5%    11.0%     11.0%     11.0%       3.5%      4.0%      3.5%      4.0%
                         10.0%      10.0%     10.5%    10.5%     12.0%     12.0%       3.0%      4.0%      3.0%      4.0%
                           8.5       9.5%      9.5%    11.0%     11.0%     11.0%       3.5%      4.0%      3.5%      4.0%
                          10.0      10.0%                        12.0%     12.0%       3.0%      4.0%      3.0%      4.0%
--------------------------------------------------------------------------------------------------------------------------
   Responses                4          4         3        3         4         4          4         4         4         4
   Average (%)            9.3%       9.8%      9.8%    10.8%     11.5%     11.5%       3.3%      4.0%      3.3%      4.0%
--------------------------------------------------------------------------------------------------------------------------
Class A-Valued Added
--------------------------------------------------------------------------------------------------------------------------
                         10.0%      11.0%     10.0%    11.0%     16.0%     20.0%       4.0%      4.0%      3.0%      3.0%
                          8.5%       9.5%      9.5%    11.0%     11.0%     11.0%       3.5%      4.0%      3.5%      4.0%
                         10.5%      10.0%     10.5%    10.5%     12.0%     12.0%       3.0%      4.0%      3.0%      4.0%
                          8.5%       9.5%      9.5%    11.0%     11.0%     11.0%       3.5%      4.0%      3.5%      4.0%
                         10.5%      10.0%                        12.0%     12.0%       3.0%      4.0%      3.0%      4.0%
--------------------------------------------------------------------------------------------------------------------------
   Responses                5          5         4        4         5         5          5         5         5         5
   Average (%)            9.4%      10.0%      9.9%    10.9%     12.4%     13.2%       3.4%      4.0%      3.2%      3.8%
--------------------------------------------------------------------------------------------------------------------------
Class B-Value Added
--------------------------------------------------------------------------------------------------------------------------
                         10.0%      11.0%     10.0%    11.0%     16.0%     20.0%       4.0%      4.0%      3.0%      3.0%
                          8.5%       9.5%      9.5%    11.0%     11.0%     11.0%       3.5%      4.0%      3.5%      4.0%
                         10.5%      10.5%     11.0%    11.0%     12.0%     12.0%       3.0%      4.0%      3.0%      4.0%
                          8.5%       9.5%       9.5    11.0%     11.0%     11.0%       3.5%      4.0%      3.5%      4.0%
                         10.5%      10.5%                        12.0%     12.0%       3.0%      4.0%      3.0%      4.0%
--------------------------------------------------------------------------------------------------------------------------
   Responses                5          5         4        4         5         5          5         5         5         5
   Average (%)            9.5%      10.2%     10.0%    11.0%     12.4%     13.2%       3.4%      4.0%      3.2%      3.8%
--------------------------------------------------------------------------------------------------------------------------
Total Responses            18         18        14       14        18        18         18        18        18        18
Weighted Average (%)      9.5%       9.8%      9.8%    10.8%     12.0%     12.4%       3.3%      4.0%      3.2%      3.9%
--------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------

                             Typical Projection

                                 Period (Years)
                              Low        High
-----------------------------------------------
Class A-Leased Asset
-----------------------------------------------
                              11.0       11.0
                               7.0       10.0
                              10.0       10.0
                               7.0       10.0
-----------------------------------------------
   Responses                    4          4
   Average (%)                 8.8       10.3
-----------------------------------------------
Class B-Leased Asset
-----------------------------------------------
                              11.0       11.0
                               7.0       10.0
                              10.0       10.0
                               7.0       10.0
-----------------------------------------------
   Responses                    4          4
   Average (%)                 8.8       10.3
-----------------------------------------------
Class A-Valued Added
-----------------------------------------------
                               5.0        5.0
                              11.0       11.0
                               7.0       10.0
                              11.0       11.0
                               7.0       10.0
-----------------------------------------------
   Responses                    5          5
   Average (%)                 8.2        9.4
-----------------------------------------------
Class B-Value Added
-----------------------------------------------
                               5.0        5.0
                              11.0       11.0
                               7.0       10.0
                              11.0       11.0
                               7.0       10.0
-----------------------------------------------
   Responses                    5          5
   Average (%)                 8.2        9.4
-----------------------------------------------
Total Responses                18         18
Weighted Average (%)           8.5        9.8
-----------------------------------------------


"Leased Assets" refers to predominantly "passive" investments involving substantially leased Properties.

"Value Added" denotes properties which require more active management involvement due to leasing issues and/or additional capital investments for physical issues.

                                 -----------------------------------------------
                                 Cushman & Wakefield Valuation Advisory Services
                                            National Investor Survey-Summer 1996



                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                        19925 STEVENS CREEK CUPERTINO CA
                            PROJECT DESIGNATOR: AECC
                            REVISION: 7/30/96 @ 15:09
                           PROJECT ASSUMPTIONS REPORT
                              INCLUDING ALL TENANTS



BUILDING PROLOGUE
-----------------

LEASEHOLD ANALYSIS OF 19925 STEVENS CREEK CUPERTINO CA BEGINNING 8/1996 FOR 15 YEARS ON A FISCAL YEAR BASIS

AREA MEASURES
-------------

NRA
1996 VALUE - 76,047
THEREAFTER - CONSTANT

GROWTH RATES
------------

MR-G
1996 VALUE - 3.50
THEREAFTER - CONSTANT

CPIG
1996 VALUE - 3.50
THEREAFTER - CONSTANT

EX-G
1996 VALUE - 3.50
THEREAFTER - CONSTANT

TX-G
1996 VALUE - 2.00
THEREAFTER - CONSTANT

MARKET RATES
------------

MR-1
1996 VALUE - 1.90
THEREAFTER - GROWING AT GROWTH RATE MR-G

TI-W
1996 VALUE - 5.00
THEREAFTER - GROWING AT GROWTH RATE EX-G

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

MISCELLANEOUS INCOMES
---------------------

NONE


EXPENSES
--------


PROPERTY TAX       ,REFERRED TO AS PTAX
CHARGED AGAINST NET OPERATING INCOME
1996 VALUE -        140,000
THEREAFTER -   GROWING AT GROWTH RATE TX-G

INSURANCE          ,REFERRED TO AS INSU
CHARGED AGAINST NET OPERATING INCOME
1996 VALUE -        30,800
THEREAFTER -   GROWING AT GROWTH RATE EX-G

COMMON AREA R & M  ,REFERRED TO AS CAM
CHARGED AGAINST NET OPERATING INCOME
1996 VALUE -        227,700
THEREAFTER -   GROWING AT GROWTH RATE EX-G

MANAGEMENT -       ,REFERRED TO AS MGMT
AN INFORMATIONAL EXPENSE
1996 VALUE -   48,447
1997 VALUE -   49,213
1998 VALUE -   49,581
1999 VALUE -   50,190
2000 VALUE -   39,510
2001 VALUE -   59,650
2002 VALUE -   65,930
2003 VALUE -   68,587
2004 VALUE -   71,335
200S VALUE -   67,428
2006 VALUE -   56,664
2007 VALUE -   77,674
2008 VALUE -   80,792
2009 VALUE -   84,017
2010 VALUE -   85,357
THEREAFTER - CONSTANT

REIMBURSABLES      ,REFERRED TO AS REIM
AN INFORMATIONAL EXPENSE
+100.0% OF PTAX+100.0% OF INSU
+100.0% OF CAM +100.0% OF MGMT

REIMBURSABLE 2    ,REFERRED TO AS RE-2
AN INFORMATIONAL EXPENSE
+100.0% OF PTAX+100.0% OF INSU
+100.0% OF CAM

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

VACANCY ALLOWANCE
-----------------

PERCENTAGE OF POTENTIAL GROSS INCOME
FOR ALL TENANTS SUBJECT TO VACANCY
1996 VALUE - 2.00
THEREAFTER - CONSTANT


MANAGEMENT FEE
--------------

PERCENTAGE OF EFFECTIVE GROSS INCOME
FOR ALL TENANTS
PASSED THROUGH TO TENANTS USING EXPENSE MGMT
1996 VALUE - 3.00
THEREAFTER - CONSTANT


COMMISSION CALCULATIONS
-----------------------

STANDARD METHOD #1 - PERCENT OF EACH YEAR'S RENT:
YEAR 1 - 6.000%
YEAR 2 - 5.000%
YEAR 3 - 5.000%
YEAR 4 - 4.000%
YEAR 5 - 3.000%

STANDARD METHOD #2 - PERCENT OF EACH YEAR'S RENT:
YEAR 1 - 3.000%
YEAR 2 - 2.500%
YEAR 3 - 2.500%
YEAR 4 - 2.000%
YEAR 5 - 1.500%

STANDARD METHOD #3 - 0.000% OF TOTAL RENT

STANDARD METHOD #4 - 0.000% OF TOTAL RENT

STANDARD METHOD #5 - 0.000% OF TOTAL RENT


COMMISSION PAYOUTS
------------------

STANDARD METHOD #1 - CASHED OUT

STANDARD METHOD #2 - CASHED OUT

STANDARD METHOD #3 - CASHED OUT

STANDARD METHOD #4 - CASHED OUT

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

STANDARD METHOD #5 - CASHED OUT


ALTERATION CALCULATION
----------------------

NONE


ALTERATION PAYOUTS
------------------

STANDARD METHOD #1 - CASHED OUT

STANDARD METHOD #2 - CASHED OUT

STANDARD METHOD #3 - CASHED OUT

STANDARD METHOD #4 - CASHED OUT

STANDARD METHOD #5 - CASHED OUT


COMMON AREA MAINTENANCE POOL
----------------------------

NONE


CAPITAL EXPENDITURES
--------------------

RESERVES
1996 VALUE - 7,800
THEREAFTER - GROWING AT GROWTH RATE EX-G


PRIMARY CLASSIFICATION CODES
----------------------------

NONE


SECONDARY CLASSIFICATION CODES
------------------------------

NONE


COST CENTERS
------------

NONE

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

SALES VOLUME PROFILE
--------------------

           PERCENT OF        RELATIVE
MONTH     ANNUAL SALES       VOLUME
-----     ------------       --------
 JAN           8.33%            1.00
 FEE           8.33%            1.00
 MAR           8.33%            1.00
 APR           8.33%            1.00
 MAY           8.33%            1.00
 JUN           8.33%            1.00
 JUL           8.33%            1.00
 AUG           8.33%            1.00
 SEP           8.33%            1.00
 OCT           8.33%            1.00
 NOV           8.33%            1.00
 DEC           8.33%            1.00
             -------          -------
TOTALS       100.00%           12.00


GLOBAL RECOVERIES
-----------------

NONE


TENANT PROLOGUE
---------------

MINIMUM RENTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/SQUARE FOOT/MONTH
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/MONTH

SALES VOLUMES AND BREAKPOINTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/SQUARE FOOT/MONTH
MARKET RATES INTERPRETED AS AMOU~NTS/SQUARE FOOT/MONTH

RENEWAL RENTS ARE COMPOUNDED ANNUALLY
RELETTING DOWNTIME AND EXPENSES ARE NOT CONDITIONAL ON GOING TO MARKET


REFERENCE TENANTS
-----------------

NONE


TENANTS
-------

THERE ARE A TOTAL OF 3 LEASEHOLD TENANT(S):

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

-------------------------------------------------------------------------------

# 1 - SUITE 100    ,AMERICAN EXEC CTR
BASE LEASE DATES:   1/1984 TO 3/2000
TYPE OF TENANT:     OFFICE
SQUARE FOOTAGE:     17,762
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -      1.00/SF/MO
CHANGING TO  -      1.16/SF/MO ON 10/1996

RECOVERIES:

REIMBURSABLE 2
PRO RATA SHARE RECOVERY OF EXPENSE RE-2
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF ZERO FOR A COMPLETE PASSTHROUGH

COMMISSIONS:   NONE

ALTERATIONS:   NONE

SPECULATIVE RENEWALS:

           LENGTH       VACANT    SQ FT    MONTHS OF
TERM    YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----    ------------    ------  --------   ---------   -----------   -----------
 1           5.00         4       NONE        NONE         YES          YES
 2           5.00         4       NONE        NONE         YES          YES
 3           5.00         4       NONE        NONE         YES          YES

RENEWAL MINIMUM RENT:
MARKET RATE MR-1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPIG PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

REIMBURSABLE 2
PRO RATA SHARE RECOVERY OF EXPENSE RE-2
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF ZERO FOR A COMPLETE PASSTHROUGH

RENEWAL COMMISSIONS:     STANDARD METHOD #2
RENEWAL PAYOUT:          CASHED OUT

RENEWAL ALTERATIONS:     MARKET RATE TI-W
RENEWAL PAYOUT:          CASHED OUT

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

-------------------------------------------------------------------------------

# 2 - SUITE 150    ,SEAGATE TECHNOLOGY
BASE LEASE DATES:   8/1995 TO 8/2000
TYPE OF TENANT:     OFFICE
SQUARE FOOTAGE:     44,361
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT - 1.86/SF/MO

RECOVERIES:

REIMBURSABLES
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 425,700

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH       VACANT   SQ FT     MONTHS OF
TERM   YEARS.MONTHS    MONTHS INCREASE    FREE RENT  COMMISSIONS   ALTERATIONS
----   ------------    ------  --------   ---------  -----------   -----------
 1         5.00          4       NONE        NONE        YES           YES
 2         5.00          4       NONE        NONE        YES           YES
 3         5.00          4       NONE        NONE        YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MR-1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPIG PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

REIMBURSABLES
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:     STANDARD METHOD #2
RENEWAL PAYOUT:          CASHED OUT

RENEWAL ALTERATIONS:     MARKET RATE TI-W
RENEWAL PAYOUT:          CASHED OUT

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

-------------------------------------------------------------------------------

# 3 - SUITE 250    ,MATSUSHITA SEMI
BASE LEASE DATES:   2/1996 TO 1/2001
TYPE OF TENANT:     OFFICE
SQUARE FOOTAGE:     13,924
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT - 1.90/SF/MO


CHANGING TO - 1.95/SF/MO ON 2/1999
CHANGING TO - 2.00/SF/MO ON 2/2001

RECOVERIES:

REIMBURSABLES
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 440,600

COMMISSIONS:   NONE

ALTERATIONS:   NONE

SPECULATIVE RENEWALS:

          LENGTH       VACANT    SQ FT    MONTHS OF
TERM   YEARS.MONTHS    MONTHS  INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------    ------  --------   ---------   -----------  -----------
  1        5.00         4      NONE        NONE          YES         YES
  2        5.00         4      NONE        NONE          YES         YES

RENEWAL MINIMUM RENT:
MARKET RATE MR-1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPIG PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

REIMBURSABLES
PRO RATA SHARE RECOVERY OF EXPENSE REIM
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:     STANDARD METHOD #2
RENEWAL PAYOUT:          CASHED OUT

RENEWAL ALTERATIONS:     MARKET RATE TI-W
RENEWAL PAYOUT:          CASHED OUT



                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                        19925 STEVENS CREEK CUPERTINO CA
                            PROJECT DESIGNATOR: AECC
                            REVISION: 7/30/96 @ 15:09
                            AVERAGE OCCUPANCY REPORT
                                 FOR ALL TENANTS



                1996     1997     1998     1999     2000     2001     2002
               ------   ------   ------   ------   ------   ------   ------
JANUARY        62,123   76,047   76,047   76,047   76,047   76,047   76,047
FEBRUARY       76,047   76,047   76,047   76,047   76,047   62,123   76,047
MARCH          76,047   76,047   76,047   76,047   76,047   62,123   76,047
APRIL          76,047   76,047   76,047   76,047   58,285   62,123   76,047
MAY            76,047   76,047   76,047   76,047   58,285   62,123   76,047
JUNE           76,047   76,047   76,047   76,047   58,285   76,047   76,047
JULY           76,047   76,047   76,047   76,047   58,285   76,047   76,047
AUGUST         76,047   76,047   76,047   76,047   76,047   76,047   76,047
SEPTEMBER      76,047   76,047   76,047   76,047   31,686   76,047   76,047
OCTOBER        76,047   76,047   76,047   76,047   31,686   76,047   76,047
NOVEMBER       76,047   76,047   76,047   76,047   31,686   76,047   76,047
DECEMBER       76,047   76,047   76,047   76,047   31,686   76,047   76,047
               ------   ------   ------   ------   ------   ------   ------
AVERAGE SF
 OCCUPIED      74,887   76,047   76,047   76,047   55,339   71,406   76,047

TOTAL SF-NRA   76,047   76,047   76,047   76,047   76,047   76,047   76,047
               ------   ------   ------   ------   ------   ------   ------
OCCUPANCY %     98.47   100.00   100.00   100.00    72.77    93.90   100.00
               ======   ======   ======   ======   ======   ======   ======


                2003     2004     2005     2006     2007     2008     2009
               ------   ------   ------   ------   ------   ------   ------
JANUARY        76,047   76,047   76,047   31,686   76,047   76,047   76,047
FEBRUARY       76,047   76,047   76,047   31,686   76,047   76,047   76,047
MARCH          76,047   76,047   76,047   31,686   76,047   76,047   76,047
APRIL          76,047   76,047   76,047   31,686   76,047   76,047   76,047
MAY            76,047   76,047   76,047   76,047   76,047   76,047   76,047
JUNE           76,047   76,047   76,047   62,123   76,047   76,047   76,047
JULY           76,047   76,047   76,047   62,123   76,047   76,047   76,047
AUGUST         76,047   76,047   58,285   62,123   76,047   76,047   76,047
SEPTEMBER      76,047   76,047   58,285   62,123   76,047   76,047   76,047
OCTOBER        76,047   76,047   58,285   76,047   76,047   76,047   76,047
NOVEMBER       76,047   76,047   58,285   76,047   76,047   76,047   76,047
DECEMBER       76,047   76,047   76,047   76,047   76,047   76,047   76,047
               ------   ------   ------   ------   ------   ------   ------
AVERAGE SF
 OCCUPIED      76,047   76,047   70,126   56,619   76,047   76,047   76,047

TOTAL SF-NRA   76,047   76,047   76,047   76,047   76,047   76,047   76,047
               ------   ------   ------   ------   ------   ------   ------
OCCUPANCY %    100.00   100.00    92.21    74.45   100.00   100.00   100.00
               ======   ======   ======   ======   ======   ======   ======


                2010
               ------
JANUARY        76,047
FEBRUARY       76,047
MARCH          76,047
APRIL          76,047
MAY            76,047
JUNE           76,047
JULY           76,047
AUGUST         76,047
SEPTEMBER      76,047
OCTOBER        76,047
NOVEMBER       76,047
DECEMBER       58,285
               ------
AVERAGE SF
 OCCUPIED      74,567

TOTAL SF-NRA   76,047
               ------
OCCUPANCY %     98.05
               ======




                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                        19925 STEVENS CREEK CUPERTINO CA
                            PROJECT DESIGNATOR: AECC
                            REVISION: 7/30/96 @ 15:09
                              LEASE ABSTRACT REPORT
                                 FOR ALL TENANTS



                          PRIMARY/                                                                   ANNUAL
                         SECONDARY      SQUARE      LEASE     LEASE     OPTION       MINIMUM         MINIMUM     OVERAGE   CEILING
        TENANT             CODES         FEET       BEGIN      END       #/MOS       RENT/SF           RENT          %     (000,S)
 ------------------     --------- -    --------     -----     -----     ------     -------------     ---------    -------  -------

 # 1-SUITE 100              -           17,762       1/84      3/00       -                12.00      213,144        -        -
 AMERICAN EXEC CTR          -                                                      10/96   13.92      247,247

 # 2-SUITE 150              -           44,361       8/95      8/00       -                22.32      990,138        -        -
 SEAGATE TECHNOLOGY         -

 # 3-SUITE 250              -           13,924       2/96      1/01       -                22.80      317,467        -        -
 MATSUSHITA SEMI            -                                                       2/99   23.40      325,822
                                       -------
                                        76,047
                                       =======



                        BREAKPOINT                    PRO RATA     % OF RENT
        TENANT           (000,S)      RECOVERIES     SHARE BASE   SUBJ TO CP
 ------------------     ----------  --------------   ----------   ----------
 # 1-SUITE 100               -      REIMBURSABLE 2        ZERO
 AMERICAN EXEC CTR

 # 2-SUITE 150               -      REIMBURSABLES      425,700
 SEAGATE TECHNOLOGY

 # 3-SUITE 250               -      REIMBURSABLES      440,600
 MATSUSHITA SEMI





                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                        19925 STEVENS CREEK CUPERTINO CA
                            PROJECT DESIGNATOR: AECC
                            REVISION: 8/6/96 @ 16:08
                          LEASE PRESENT VALUE ANALYSIS
                                FOR ALL TENANTS




1. SUITE 100   AMERICAN EXEC CTR OCCUPIES    17,762 SF
   BASE LEASE FROM 1/1984 TO 3/2000

                        FY97         FY98         FY99          FY 0        FY 1          FY 2         FY 3         FY 4
MINIMUM RENT            13.60        13.92        13.92         9.28        26.16         27.08        28.03        29.01
                      -------      -------      -------      -------      -------       -------      -------      -------
MIN + PERCENTAGE        13.60        13.92        13.92         9.28        26.16         27.08        28.03        29.01

RECOVERIES               5.33         5.49         5.65         3.86         6.00          6.18         6.36         6.55
ALTERATIONS                                                                 (5.74)
COMMISSIONS                                                                 (3.23)
                      -------      -------      -------      -------      -------       -------      -------      -------
TOTAL REVENUE           18.93        19.41        19.57        13.14        23.19         33.26        34.39        35.56

TOTAL-RENTABLE        336,253      344,758      347,663      233,351      411,986       590,682      610,807      631,625
AVERAGE-RENTABLE        18.93        19.17        19.30        17.76        18.85         21.25        23.13        24.68


PRESENT VALUE ON 8/96 AT 12.000% - RENTABLE: $179.40/SF ($3,186,498)

                        FY 5         FY 6          FY 7         FY 8         FY 9         FY10         FY11
MINIMUM RENT            30.02        20.72         31.80        32.91        34.06        35.26        24.62
                        -----        -----         -----        -----        -----        -----        -----
MIN + PERCENTAGE        30.02        20.72         31.80        32.91        34.06        35.26        24.62

RECOVERIES               6.75         4.68          7.16         7.38         7.60         7.83         5.37
ALTERATIONS                          (6.81)                                                            (8.38)
COMMISSIONS                          (3.83)                                                            (4.71)
                        -----        -----         -----        -----        -----        -----        -----
TOTAL REVENUE           36.77        14.74         38.96        40.29        41.67        43.09        16.90

TOTAL-RENTABLE        653,156      261,894       692,053      715,671      740,097      765,370      300,155
AVERAGE-RENTABLE        26.02        24.90         26.18        27.35        28.45        29.50        28.66





2. SUITE 150   SEAGATE TECHNOLOGY OCCUPIES   44,361 SF
   BASE LEASE FROM 8/1995 TO 8/2000

                          FY97        FY98         FY99         FY 0          FY 1          FY 2         FY 3         FY 4
MINIMUM RENT              22.32       22.32        22.32        22.32         17.66         27.63        28.60        29.60
                      ---------   ---------    ---------    ---------       -------     ---------    ---------    ---------
MIN + PERCENTAGE          22.32       22.32        22.32        22.32         17.66         27.63        28.60        29.60

RECOVERIES                 0.38        0.54         0.71         0.80          0.07          0.15         0.39         0.62
ALTERATIONS                                                                   (5.94)
COMMISSIONS                                                                   (3.34)
                      ---------   ---------    ---------    ---------       -------     ---------    ---------    ---------
TOTAL REVENUE             22.70       22.86        23.03        23.12          8.45         27.79        28.99        30.22

TOTAL-RENTABLE        1,006,819   1,014,168    1,021,722    1,025,723       374,664     1,232,634    1,286,187    1,340,653
AVERAGE-RENTABLE          22.70       22.78        22.86        22.93         20.03         21.32        22.42        23.39

PRESENT VALUE ON 8/96 AT 12.000% - RENTABLE: $172.01/SF ($7,630,539)


                          FY 5        FY 6          FY 7         FY 8          FY 9         FY10         FY11
MINIMUM RENT              30.64       20.99         32.44        33.58         34.75        35.97        27.68
                      ---------   ---------    ---------    ---------       -------     ---------    ---------
MIN + PERCENTAGE          30.64       20.99         32.44        33.58         34.75        35.97        27.68

RECOVERIES                 0.80        0.36          0.29         0.64          0.91         1.17         1.03
ALTERATIONS                           (7.05)
COMMISSIONS                           (3.97)
                      ---------   ---------     ---------    ---------       -------    ---------     ---------
TOTAL REVENUE             31.44       10.33         32.73        34.22         35.66        37.14        28.71

TOTAL-RENTABLE        1,394,699     458,197     1,451,867    1,518,018     1,581,925    1,647,353    1,273,707
AVERAGE-RENTABLE          24.29       22.89         23.79        24.66         25.50        26.33        26.49




                                                                          PAGE 2


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------




3. SUITE 250   MATSUSHITA SEMI     OCCUPIES 13,924 SF
   BASE LEASE FROM 2/1996 TO 1/2001

                        FY97         FY98         FY99         FY 0         FY 1          FY 2         FY 3         FY 4
MINIMUM RENT            22.80        22.80        23.10        23.40        16.21         27.24        28.19        29.18
                      -------      -------      -------      -------      -------       -------      -------      -------
MIN + PERCENTAGE        22.80        22.80        23.10        23.40        16.21         27.24        28.19        29.18

RECOVERIES               0.18         0.35         0.52         0.61         0.35          0.15         0.39         0.62
ALTERATIONS                                                                 (5.94)
COMMISSIONS                                                                 (3.34)
                      -------      -------      -------      -------      -------       -------      -------      -------
TOTAL REVENUE           22.98        23.15        23.62        24.01         7.28         27.39        28.59        29.80

TOTAL-RENTABLE        319,980      322,284      328,834      334,265      101,383       381,401      398,018      414,913
AVERAGE-RENTABLE        22.98        23.06        23.25        23.44        20.21         21.40        22.43        23.35


PRESENT VALUE ON 8/96 AT 12.000% - RENTABLE: $174.14/SF ($2,424,757)


                        FY 5         FY 6         FY 7          FY 8         FY 9         FY10         FY11
MINIMUM RENT            30.20        25.89        26.80         33.10        34.26        35.46        36.70
                      -------      -------      -------       -------      -------       -------      -------
MIN + PERCENTAGE        30.20        25.89        26.80         33.10        34.26        35.46        36.70

RECOVERIES               0.80         0.75         0.29          0.64         0.91         1.16         1.41
ALTERATIONS                                       (7.05)
COMMISSIONS                                       (3.97)
                      -------      -------      -------       -------      -------       -------      -------
TOTAL REVENUE           31.00        26.64        16.07         33.74        35.16        36.62        38.11


TOTAL-RENTABLE        431,670      370,975      223,711       469,801      489,632      509,923      530,626
AVERAGE-RENTABLE        24.20        24.45        23.68         24.52        25.34        26.15        26.94






REPORT TOTAL FOR 19925 STEVENS CREEK CUPERTINO CA


                         FY97          FY98          FY99          FY 0         FY 1            FY 2           FY 3           FY 4
MINIMUM RENT             20.37         20.45         20.50         19.47        19.38           27.43          28.39          29.38
                     ---------     ---------     ---------     ---------      -------       ---------      ---------      ---------
MIN + PERCENTAGE         20.37         20.45         20.50         19.47        19.38           27.43          28.39          29.38

RECOVERIES                1.50          1.66          1.83          1.48         1.50            1.56           1.79           2.01
ALTERATIONS                                                                     (5.89)
COMMISSIONS                                                                     (3.31)
                     ---------     ---------     ---------     ---------      -------       ---------      ---------      ---------
TOTAL REVENUE            21.87         22.11         22.33         20.95        11.68           28.99          30.18          31.39

TOTAL-RENTABLE       1,663,052     1,681,210     1,698,219     1,593,339      888,033       2,204,717      2,295,012      2,387,191
AVERAGE-RENTABLE         21.87         21.99         22.10         21.81        19.79           21.32          22.59          23.69

PRESENT VALUE ON 8/96 AT 12.000~% - RENTABLE: $174.13/SF ($13,241,794)


                          FY 5          FY 6            FY 7            FY 8           FY 9           FY10           FY11
MINIMUM RENT              30.41         21.82           31.26           33.34          34.50          35.71          28.62
                      ---------     ---------       ---------       ---------      ---------       ---------      ---------
MIN + PERCENTAGE          30.41         21.82           31.26           33.34          34.50          35.71          28.62

RECOVERIES                 2.19          1.44            1.89            2.22           2.47           2.72           2.11
ALTERATIONS                             (5.71)          (1.29)                                                       (1.96)
COMMISSIONS                             (3.21)          (0.73)                                                       (1.10)
                      ---------     ---------       ---------       ---------      ---------       ---------      ---------
TOTAL REVENUE             32.61         14.35           31.13           35.55          36.97          38.43          27.67

TOTAL-RENTABLE        2,479,525     1,091,066       2,367,631       2,703,490      2,811,654      2,922,646      2,104,488
AVERAGE-RENTABLE          24.68         23.65           24.33           25.26          26.16          27.04          27.08



                                                                          PAGE 3


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                     QUALIFICATIONS OF APPRAISER
--------------------------------------------------------------------------------
                                                              George J. Geranios


Professional Affiliations

     Certified General Real Estate Appraiser, State of California (No. AG011942) Candidate for the MAI designation with the Appraisal Institute of Northern California Chapter.

Real Estate Experience

     Appraiser, Cushman & Wakefield Valuation Advisory Services is responsible for the appraisal and consulting function of Cushman & Wakefield of California, Inc., a national full service real estate organization.

     Independent Real Estate Appraiser, David J. Morrison, MAI, SRA, Appraisals for a wide range of clients on all types of real estate primarily in the South Bay Area of Northern California, between 1991 and 1993.

     Leasing and sales specialist: R&D and office space in Silicon Valley.

     Evaluation of real estate market trends and conditions including analysis of negotiable terms, market surveys, site selection criteria, alternatives, and joint ventures, between 1983 and 1990.

     Hotel general manager, northeastern United States for Holiday Inn franchisee between 1971 and 1982.

Education

     Hellenic College, Holy Cross, Brookline, MA. Degree: Bachelor of Arts, Behavioral and Social Studies.

     Appraisal Institute:

                No. 1A-2     -   Basic Valuation Procedures
                No. 1B-1     -   Capitalization Theory & Techniques, Part A
                No. 1B-2     -   Capitalization Theory & Techniques, Part B
                No. A & B    -   Standards of Professional Practice
                11540        -   Report Writing and Valuation Analysis




                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                 Qualification of Appraiser
================================================================================
                                                         George J. Geranios

Related Appraisal and Real Estate Courses

     Legal Aspects of Real Estate             Real Estate Office Administration
     Real Estate Practice                     Agency
     Real Estate Principles                   Ethics
     Real Estate Economics                    Law for California License
     Real Estate Appraisal                    Acquisition of Real Estate
     Real Estate Finance                      West Valley College - Appraisal II
     Single-Family Appraising:
        A Fundamental Approach




                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                 QUALIFICAIONS OF APPRAISER
================================================================================
                                                     Kenneth E. Matlin, MAI

Association Membership

     Member Appraisal Institute (MAI No. 8397) Senior Residential Appraiser Senior Member, American Society of Real Estate Appraisers - Past President
          of San Jose Chapter
     Brokers License - State of California
     Kenneth E. Matlin has completed the requirements of the continuing education programs of the Appraisal Institute and the American Society of Appraisers

Real Estate Experience

     Director and Manager, Cushman & Wakefield Valuation Advisory Services, San Jose and San Francisco Divisions. San Jose and San Francisco Divisions are responsible for the appraisal and consulting function of Cushman & Wakefield of California, Inc., a national full service real estate organization.

     Regional Chief Appraiser, California First Bank, San Jose, California, between 1974 and 1983.

Education

     California State University of San Diego, California
     Bachelor of Science Degree - Major: Real Estate, Minor: Political Science
     (1973)

     American Institute of Real Estate Appraisers:

     No. 1-Al       - Real Estate Appraisal Principles (6-86)
     No. 1-A2       - Basic Valuation Procedures (3-87)
     No. 1-BA       - Capitalization Theory & Techniques, Part A (9-87)
     No. 1-BB       - Capitalization Theory & Techniques, Part B (9-87)
     No. 2-1        - Case Studies (3-87)
     No. 2-2        - Valuation Analysis and Reporting Writing (10-86)
     No. 2-3        - Standard of Professional Practice (6-86)
     No. 410        - USPAP
     No. 420        - Standards of Professional Practice (11-93)
     No. 510        - Advanced Capitalization Theory (7-93)

     Society of Real Estate Appraisers:

     No. 101        - Introduction to Appraising Real Property (8-76)
     No. 201        - Principles of Income Property Appraising (6-75)
     No. 202        - Case Problems (6-83)
     No. R-2        - Single Family Report Exam (2-77)



                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                 Qualification of Appraiser
================================================================================
                                                     Kenneth E. Matlin, MAI

Litigation Experience

     Qualified as expert witness Santa Clara County Superior Court Qualified as expert witness Alameda County Superior Court
     Qualified as expert witness Federal Bankruptcy Court






                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------